UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Ohr Pharmaceutical, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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January 29, 2016

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of Ohr Pharmaceutical, Inc. (the “Company”) to be held on March 17, 2016 at the offices of Troutman Sanders LLP located at 11682 El Camino Real, Suite 400, San Diego, CA 92130, commencing at 10:00 a.m., local time.

At the Annual Meeting, you will be asked to consider and vote upon a number of important matters listed in the following Notice of Annual Meeting and more fully addressed in the Proxy Statement included with this letter.

The Company’s Board of Directors believes that a favorable vote for the matters described in the attached Notice of Annual Meeting and Proxy Statement is in the best interest of the Company and its stockholders and recommends a vote “FOR” such matters. Accordingly, we urge you to review the accompanying material carefully and to return the accompanying proxy promptly.

Whether or not you plan to attend the Annual Meeting in person, it is important that your shares be represented and voted at the Annual Meeting. Please sign and return the accompanying proxy card in the postage-paid envelope or otherwise transmit your voting instructions as described on the accompanying Proxy Card. This will ensure that your shares will be represented and voted at the Annual Meeting, even if you cannot attend. If you attend the Annual Meeting and are the stockholder of record, you may vote your shares in person even though you have previously signed and returned your proxy.

On behalf of your Board of Directors, thank you for your investment in and continued support of Ohr Pharmaceutical, Inc.

Sincerely,

/s/ Jason S. Slakter

Jason S. Slakter
Chief Executive Officer

OHR PHARMACEUTICAL, INC.
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held On March 17, 2016

To the Stockholders of Ohr Pharmaceutical, Inc.:

You are cordially invited to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of Ohr Pharmaceutical, Inc., a Delaware corporation (the “Company”). The Annual Meeting will be held at the offices of Troutman Sanders LLP located at 11682 El Camino Real, Suite 400, San Diego, CA 92130, commencing at 10:00 a.m., local time, for the following purposes:.

(1)	To elect two directors to hold office until the 2019 Annual Meeting of Stockholders;

(2)	To approve the Ohr Pharmaceutical, Inc. 2016 Consolidated Stock Incentive Plan;

(3)	To ratify the selection of MaloneBailey, LLP as our independent auditors for the 2016 fiscal year; and

(4)	To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

These items of business are more fully described in the Proxy Statement accompanying this Notice.

The record date for the Annual Meeting is January 25, 2016. Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof.

By Order of the Board of Directors,

/s/ Ira Greenstein

Ira Greenstein
Secretary

New York, New York

January 29, 2016

YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE VOTE ONLINE OR BY TELEPHONE, OR, IF YOU ELECT TO RECEIVE THE PROXY MATERIAL BY MAIL, PLEASE COMPLETE, SIGN AND DATE THE PROXY CARD PROVIDED TO YOU AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED TO YOU, WHICH DOES NOT REQUIRE ANY POSTAGE IF MAILED IN THE UNITED STATES, IN ORDER TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING. EVEN IF YOU HAVE VOTED BY PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN A PROXY ISSUED IN YOUR NAME FROM THAT RECORD HOLDER IN ORDER TO VOTE IN PERSON.

IMPORTANT

You can help avoid the necessity and expense of sending follow-up letters to ensure a Quorum by promptly returning the enclosed Proxy Card. Please fill in, sign and return the enclosed Proxy Card in order that the necessary Quorum may be represented at the Annual Meeting. The enclosed envelope requires no postage if mailed in the United States.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY
MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD
On March 17, 2016

The Proxy Statement for the Annual Meeting of Stockholders is available via email, and is available on the internet www.proxydocs.com/ohrp
Please send request to info@ohrpharmaceutical.com

OHR PHARMACEUTICAL, INC.
PROXY STATEMENT

Except as otherwise specifically noted, “Ohr Pharmaceutical,” “we,” “our,” “us” and similar words in this Proxy Statement refer to Ohr Pharmaceutical, Inc.

FORWARD-LOOKING STATEMENTS

The information in this Proxy Statement contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements that are not historical in nature, including statements about beliefs and expectations, are forward-looking statements. Words such as “may,” “will,” “should,” “estimates,” “predicts,” “believes,” “anticipates,” “plans,” “expects,” “intends” and similar expressions are intended to identify these forward-looking statements, but are not the exclusive means of identifying such statements. Such statements are based on currently available operating, financial and competitive information and are subject to various risks and uncertainties. You are cautioned that these forward-looking statements reflect management’s estimates only as of the date hereof, and we assume no obligation to update these statements, even if new information becomes available or other events occur in the future. Actual future results, events and trends may differ materially from those expressed in or implied by such statements depending on a variety of factors, including, but not limited to those set forth in our filings with the Securities and Exchange Commission, or SEC.

WHERE YOU CAN FIND MORE INFORMATION

We are a reporting company and file quarterly and annual reports, proxy statements and other information with the SEC. You may read and copy any reports, proxy statements or other information that we file at the SEC’s public reference room at 100 F Street N.E., Room 1580, Washington, D.C., 20549. You can also request copies of these documents by writing to the SEC and paying a fee for the copying costs. Please call the SEC at 1-800-SEC-0330 for more information about the operation of the public reference room. Our public filings with the SEC are also available on the web site maintained by the SEC at http://www.sec.gov.

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OHR PHARMACEUTICAL, INC.
800 Third Avenue, 11th Floor
New York, New York 10022

PROXY STATEMENT

FOR THE ANNUAL MEETING OF STOCKHOLDERS

To Be Held On March 17, 2016

The Annual Meeting of Stockholders (the “Annual Meeting”) of Ohr Pharmaceutical, Inc. will be held on March 17, 2016, at the offices of Troutman Sanders LLP located at 11682 El Camino Real, Suite 400, San Diego, CA 92130, commencing at 10:00 a.m., local time. The accompanying proxy is solicited by our board of directors. It is anticipated that this Proxy Statement and the accompanying proxy card will be first made available or mailed to holders of our common stock on or about January 29, 2016.

QUESTIONS AND ANSWERS ABOUT THE PROPOSALS

Why am I receiving this proxy statement and proxy card?

You are receiving a proxy statement and proxy card because you own shares of our common stock. This Proxy Statement describes the proposals on which we would like you, as a stockholder, to vote. It also gives you information on these proposals so that you can make an informed decision.

Who can vote at the Annual Meeting?

Only stockholders of record at the close of business on January 25, 2016 will be entitled to vote at the Annual Meeting. On this record date, there were 31,436,470 shares of common stock outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name

If on January 25, 2016 your shares were registered directly in your name with our transfer agent, Standard Registration & Transfer Company, Inc., then you are a stockholder of record. As a stockholder of record, you may vote in person at the Annual Meeting or vote by proxy. Whether or not you plan to attend the Annual Meeting, we urge you to fill out and return the accompanying proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on January 25, 2016 your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy from your broker or other agent.

What is being voted on?

You are being asked to vote on the following three proposals:

Proposal 1 — To elect two directors to hold office until the 2019 Annual Meeting of Stockholders.

Proposal 2 — To approve the Ohr Pharmaceutical, Inc. 2016 Consolidated Stock Incentive Plan.

Proposal 3 — To ratify the selection of MaloneBailey, LLP as our independent auditors for the 2016 fiscal year.

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How do I vote?

For Proposal 1, you may vote “For” or “Withhold.” For each of Proposals 2 and 3, you may vote “For” or “Against” or abstain from voting. The procedures for voting are fairly simple:

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote:

By Internet or by telephone: Follow the instructions included in the Notice or, if you received printed materials, in the proxy card to vote by Internet or telephone.

By mail: If you received a proxy card by mail, you can vote by mail by completing, signing, dating and returning the proxy card as instructed on the card. If you sign the proxy card but do not specify how you want your shares voted, they will be voted in accordance with the Board of Directors’ recommendations as noted below.

In person at the meeting: If you attend the meeting, you may deliver a completed proxy card in person or you may vote by completing a ballot, which will be available at the meeting.

Telephone and Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 5:00 p.m. Eastern Time on March 16, 2016.

If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the meeting and vote in person if you have already voted by proxy.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than from us. Simply complete and mail the proxy card to ensure that your vote is counted. To vote in person at the Annual Meeting, you must obtain a valid proxy from your broker, bank, or other agent. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you own as of January 25, 2016.

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What are broker non-votes?

When a broker, bank or other agent returns a proxy card pursuant to which it votes certain shares but does not vote other shares because it has not received voting instructions with respect to those shares from the beneficial owner and does not have discretionary authority to vote those shares, the shares which it does not so vote constitute “broker non-votes.” “Broker non-votes” are not entitled to vote at the Annual Meeting with respect to the matters to which they apply; however, “broker non-votes” will be included for purposes of determining whether a quorum is present at the Annual Meeting. “Broker non-votes” will not have any effect on any of the proposals to be considered at the Annual Meeting.

How are votes counted?

Votes will be counted by the inspector of election appointed for the meeting, who will separately count “For” and “Withhold” votes and broker non-votes, in the case of Proposal 1, and “For” and “Against” votes, abstentions and broker non-votes in the case of Proposals 2 and 3. Withhold and broker non-votes, in the case of Proposal 1, and abstentions and broker non-votes, in the case of Proposals 2 and 3, will have the effect of reducing the number of shares present and entitled to vote on the Proposals, but otherwise will not be counted as votes either for or against the Proposals.

If your shares are held by your broker, bank or other agent, as your nominee (that is, in “street name”), you will need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. If you do not give instructions to your broker, the shares will be treated as broker non-votes.

How many votes are needed to approve each proposal?

Election of Directors. With regard to the election of directors (Proposal No. 1), votes may be cast for or withhold for, each nominee. In order to elect directors, a majority of the votes is not required; instead, the nominees will be elected by a plurality of the votes cast, which means that the nominees receiving the most votes will be elected. Therefore, votes that are withheld will have no effect on the outcome of the election of directors.

 Approval of 2016 Consolidated Stock Incentive Plan. The approval of the 2016 Consolidated Stock Incentive Plan (Proposal 2) requires that the votes cast in favor of the proposal exceed the number of votes cast against the proposal.

Ratify the selection of selection of Malone Bailey, LLP as our independent auditors for the 2016 fiscal year. The ratification of the selection of Malone Bailey, LLP (Proposal 3) requires that the votes cast in favor of the proposal exceed the number of votes cast against the proposal.

What is the quorum requirement?

A quorum is necessary to hold a valid meeting. A quorum will be present if a majority of the outstanding shares are represented in person or by proxy at the Annual Meeting. On the record date, there were 31,436,470 shares of our common stock outstanding and entitled to vote. Thus, at least 15,718,236 shares must be represented in person or by proxy at the Annual Meeting in order to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, a majority of the votes present at the Annual Meeting may adjourn the Annual Meeting to another date.

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What if I return a proxy card but do not make specific choices?

If you return a signed and dated proxy card without making any voting selections, your shares will be treated as broker non-votes (see “How are votes counted?” above).

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. In addition to these proxy materials, our directors and employees may also solicit proxies in person, by telephone or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

What does it mean if I receive more than one proxy card?

If you receive more than one Proxy Statement or proxy card, it means that your shares are registered in more than one name or are registered in different accounts. Please vote in the manner described above under “How do I vote?” for each proxy card to ensure that all of your shares are voted.

Can I change my vote after submitting my proxy?

Yes. You can revoke your proxy at any time before the final vote at the meeting. If you are the record holder of your shares, you may revoke your proxy in any one of three ways:

•	You may submit another properly completed proxy card with a later date;

•	You may send a written notice that you are revoking your proxy to our Secretary at 800 Third Avenue, 11th Floor, New York, New York 10022; or

•	You may attend the Annual Meeting and vote in person. However, simply attending the Annual Meeting will not, by itself, revoke your proxy.

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

Does the Board of Directors recommend approval of the proposals at the Annual Meeting?

Yes. After careful consideration, our Board of Directors recommends that our stockholders vote FOR each of the proposals.

Who can help answer my questions about the proposals?

If you have additional questions about these proposals, you should contact Sam Backenroth, our Chief Financial Officer, at 212-682-8452.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results may be announced at the Annual Meeting. Final voting results will be published in a Current Report on Form 8-K shortly after the Annual Meeting occurs.

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Are there any other matters to be acted upon at the Annual Meeting?

The Company does not know of any other matters to be presented or acted upon at the Annual Meeting. If any other matter is presented at the Annual Meeting on which a vote may properly be taken, the shares represented by proxies will be voted in accordance with the judgment of the person or persons voting those shares.

When are stockholder proposals due for next year’s annual meeting?

Our stockholders may submit proposals for inclusion in the proxy material. These proposals must meet the stockholder eligibility and other requirements of the Securities and Exchange Commission. To be considered for inclusion in next year’s proxy materials, you must submit your proposal in writing by October 1, 2016 to our Secretary at our principal office, Ohr Pharmaceutical, Inc., 800 Third Avenue, 11th Floor, New York, New York 10022.

We have received no such notice for the 2016 annual meeting.

In addition, our by-laws provide that a stockholder may nominate one or more persons for election as director or directors at a stockholders’ meeting if written notice of intent to make such nomination or nominations has been given either by personal delivery or by mail to the Secretary of the Company not less than 90 days before the meeting of stockholders at which such election is held. Each such notice must state (i) the name and address of the stockholder who intends to make the nomination and of the person or persons to be nominated; (ii) a representation that the stockholder is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (iii) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the nominee proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission, had the nominee been nominated, or intended to be nominated, by the Board of Directors; and (iv) the consent of each nominee to serve as a director of the corporation if so elected. The chairman of the meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedure.

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PROPOSAL 1: - ELECTION OF DIRECTORS

Nominees for Class III Director

The Board of Directors recommends the election of the two nominees for Class III directors named below.

As provided in the Company’s Certificate of Incorporation, the Board of Directors is divided into three classes, each of which serves for a three-year term. Each Class III director elected at the Annual Meeting will hold office until the 2019 Annual Meeting of Stockholders and until his successor shall have been duly elected and qualified. Directors of the Company are elected by a plurality of the votes cast at a meeting of stockholders. Therefore, a stockholder who fails to vote, who withholds his or her vote from a nominee, will not affect the outcome of the election, provided that a quorum is present at the Annual Meeting.

The nominees to serve as Class III directors of the have consented to being named in this Proxy Statement and have agreed to serve if elected. If for any reason any of the nominees below shall become unavailable for election, it is intended that all properly executed and returned proxies will be voted for a substitute nominee designated by the Board, but the Board has no reason to believe that this will occur. Information concerning the two Class I directors and one Class II director, whose current terms of office will continue until the 2017 and 2018 annual meetings, respectively, is also set forth below.

Ira Greenstein - Chairman of the Board, Director 55

Mr. Greenstein has served as a Director of Ohr since March 2007. Mr. Greenstein has served as President of Genie Energy Ltd. since December 2011. Mr. Greenstein currently also serves as Counsel to the Chairman of IDT Corporation and general counsel to various companies, including Ohr and Global Risk Advisors, LLC, an international strategic consulting firm providing clients with innovative security and risk mitigation strategies. Mr. Greenstein had served as the President of IDT from 2001 through 2011 and Counsel to the Chairman of IDT in 2000 and 2001. He has served as a Director of IDT and General Counsel and Secretary of IDT’s subsidiary, Net2Phone, Inc. Prior to joining IDT, Mr. Greenstein was a partner in Morrison & Foerster LLP, where he served as the Chairman of that firm’s New York Office’s Business Department. Mr. Greenstein was an associate in the New York and Toronto offices of Skadden, Arps, Slate, Meagher & Flom LLP and served on the Securities Advisory Committee and as secondment counsel to the Ontario Securities Commission. Mr. Greenstein serves as Chairman of the Board of NanoVibronix, Inc. and on the Boards of Directors of Document Security Systems, Inc., Enerpulse Technologies, Inc. and Regal Bank of New Jersey. Mr. Greenstein received a B.S. from Cornell University and a J.D. from Columbia University Law School where he serves as a member of the Dean’s Council.

Orin Hirschman - Director 47

Mr. Hirschman has served as a Director of Ohr since March 2009. Mr. Hirschman has over 25 years of experience in money management, leveraged buyouts, restructuring and venture capital. Mr. Hirshman has been the manager of AIGH Investment Partners, LP since 2011. From 1994 until 2001 Mr. Hirschman served as a co-manager of two private investment funds, Adam Smith Investment Partnerships and Adam Smith Investment Partners, Ltd (the “Adam Smith Funds”). In addition to Mr. Hirschman’s private placement investments over the last thirteen years, the Adam Smith Funds, and AIGH Investment Partners, LP, his experience in the securities industry includes tenures with Wesray Capital, the investment firm founded by former U.S. Secretary of the Treasury William E. Simon, and Randall Rose & Company, a $100 million money management firm based in New York. Mr. Hirschman has been actively involved in the financing and structuring of over 70 companies, including many high technology companies. Mr. Hirschman has served as a Director of Novint Technologies Inc. since August 2013. Mr. Hirschman’s educational background includes an M.B.A. in Finance from New York University Graduate School of Business and a degree in Biology and Finance from Touro College where he graduated Summa Cum Laude.

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Class I Directors Continuing in Office

June S. Almenoff, M.D., Ph.D. - Director 58

Dr. Almenoff has been a Director of Ohr since May 2013. Dr. Almenoff is an independent biopharma consultant and is an Executive-in-Residence at Hatteras Venture Partners and serves on two private company Boards; RDD Pharma (Executive Chair) and Valanbio. Recently, Dr. Almenoff served as President, Principal Executive Officer and Chief Medical Officer at Furiex Pharmaceuticals (Nasdaq). During her 4 year tenure, the company’s valuation increased ~10x culminating in its acquisition by Forest Labs/Actavis for ~$1.2B in 2014. Furiex’s lead product, eluxadoline, a novel gastrointestinal drug, received FDA approval in 2015. Prior to joining Furiex, Dr. Almenoff was at GlaxoSmithKline for 12 years, where she held positions of increasing responsibility, including Vice President of the clinical safety organization. She served on the GSK’s senior governing medical boards, managed a diverse therapeutic portfolio supporting numerous regulatory approvals, and chaired a Pharma-FDA working group. She led the development of several pioneering systems for minimizing risk in early- and late-stage drug development; these have been widely implemented by pharmaceutical companies and regulatory agencies and were recognized with numerous awards including the Wall Street Journal Technology Innovation Award. Dr. Almenoff also worked in GSK’s Scientific Licensing group. Prior to joining GSK, Dr. Almenoff was on the faculty of Duke University Medical Center. Dr. Almenoff received her B.A. cum laude from Smith College, graduated with AOA honors from the M.D.-Ph.D. program at the Mt. Sinai School of Medicine and completed a medical residency and fellowship at Stanford University Medical Center. Dr. Almenoff is a Fellow of the American College of Physicians and has authored over 50 publications.

Thomas M. Riedhammer, Ph.D. - Director 67

Dr. Riedhammer has been a Director of Ohr since April 2013. He most recently served as Chairman of Sirion Therapeutics Inc, a position he held from 2007 to 2013. Prior to that, Dr. Riedhammer served as Chief Operating Officer of Presby Corp., a medical device company engaged in the research and development of treatments for eye disorders. Prior to Presby Corp., Dr. Riedhammer served as President and Senior Vice President of Worldwide Pharmaceuticals at Bausch and Lomb from 1994 to 2000. He also held various other positions at Bausch and Lomb including: Senior Vice President, and Chief Technical Officer from 1998 to 2000, Senior Vice President and President for Worldwide Pharmaceutical, Surgical, and Hearing Care Products from 1994 to 1998, and Vice President from 1993 to 1994. He was a corporate Vice President of Paco Pharmaceuticals and President of Paco Research Corp from 1984 to 1991. Dr. Riedhammer began his career at Bausch & Lomb as a Research Chemist and was its Director, Lens Care Products R&D. He has served as Chairman and Director of Prevent Blindness Florida, Director of Prevent Blindness America, Sjogren’s Syndrome Foundation as secretary and Junior Achievement International. Dr. Riedhammer holds a B.A. in Chemistry and a Ph.D. in Electrochemistry from State University of New York at Buffalo.

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Class II Director Continuing in Office

Jason S. Slakter, M.D., Chief Executive Officer, Director 58

Dr. Slakter joined Ohr as Chief Medical Officer in May 2014 and was appointed board member in January 2015. He was appointed Chief Executive Office in September 2015. He was previously Chief Executive Officer and co-founder of SKS Ocular LLC. He is also the Founder and Director of the Digital Angiography Reading Center (DARC) in New York, which is the largest center for ocular image evaluation for clinical trials of posterior segment disease with over 900 certified clinical sites in over 44 countries worldwide. Dr. Slakter has been involved extensively in the design and application of new diagnostic and treatment modalities for ophthalmic diseases. He has played a major role in the discovery, development and commercialization of treatments for age-related macular degeneration, diabetic retinopathy, retinal vascular disease, central serous chorioretinopathy and other retinal diseases. He has provided critical assistance in the design of clinical trials at all stages of development, and has participated in numerous meetings with the FDA. Dr. Slakter served as Chief Medical Officer for Potentia Pharmaceuticals from its inception through its acquisition by Alcon Laboratories, Inc. (Novartis). Dr. Slakter is a member of The American Ophthalmological Society, The Macula Society, The Retina Society, and The American Society of Retina Specialists, and was the founder and first Editor-in-Chief of Retinal Physician journal. He has been the recipient of many awards including The Macula Society’s Richard and Hinda Rosenthal Award for outstanding contribution to the treatment of ocular disease by an individual under the age of 45, the 2003 Helen Keller Manhattan League Award, and Senior Honor Award from the American Academy of Ophthalmology. Dr. Slakter is a Clinical Professor of Ophthalmology at New York University School of Medicine and has also practiced at the Vitreous-Retina-Macula Consultants of New York for over 26 years.

Executive Officers of the Company

Information concerning the executive officers of the Company is set forth below:

Dr. Jason S. Slakter - Chief Executive Officer and Director 58

Please see above under the heading “Class II Director Continuing in Office”.

Sam Backenroth - Chief Financial Officer and Vice President of Business Development 31

Mr. Backenroth has served as Chief Financial Officer and Vice President of Business Development since April 2010. Mr. Backenroth has previously worked as an investment banker with The Benchmark Company LLC, an investment banking firm specializing in micro-cap biotech transactions. While at Benchmark, he helped fund numerous small biotech companies raise in excess of $75 million of growth equity capital through a variety of structures. Mr. Backenroth also acted as an advisor to multiple public and private biotech companies in assisting with business development activities, joint ventures, licensing, strategic partnerships, and mergers & acquisitions. He graduated with honors from Touro College with a Bachelors degree in finance.

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Avner Ingerman, M.D. – Chief Clinical Officer 52

Dr. Ingerman has served as our Chief Clinical Officer since February 2015. Dr. Ingerman is an ophthalmologist, with more than 15 years of pharmaceutical industry product development. He served as vice president of ophthalmology at Regeneron Pharmaceuticals, responsible for the Eylea® development program, and previously served as the clinical leader of the Lastacaft® development program at Johnson and Johnson. Dr. Ingerman has additionally served as an ophthalmology development consultant to numerous companies. Dr. Ingerman received his MD degree from the Tel-Aviv University Sackler School of Medicine. He completed his ophthalmology residency at the Rabin Medical Center in Israel. He was the R&D director of Johnson & Johnson in Israel and the UK, and the clinical leader of Alcaftadine (Lastacaft®) development. He later became the Vice President of Ophthalmology at Regeneron Pharmacaeuticals, responsible for the Aflibercept (Eylea®) development program, conducted in collaboration with Bayer Healthcare.

Corporate Governance Matters

The Board of Directors is responsible for the general oversight and management of the Company. The Board oversees risks related to the Company’s business through reports from the Chief Executive Officer, Chief Financial Officer and the Board’s committees. The Board has historically separated the positions of Chairman of the Board and Chief Executive Officer, with Ira Greenstein serving as Chairman and Dr. Jason Slakter, serving as our Chief Executive Officer. The Board believes the separation of these positions has served the Company well, and intends to maintain this separation where appropriate and practicable. We believe our leadership structure is appropriate given the size of our Company, Mr. Greenstein’s historical and strategic experience and understanding of our Company, and Dr. Slakter’s medical and scientific background, skill in drug development and management experience in the pharmaceutical industry.

Meetings of the Board of Directors

The Board met 16 times during the Company’s 2015 fiscal year. Each then-serving director attended at least 75% of the meetings of the Board held during the period for which he or she was a director. Last year’s annual meeting was attended by one director.

Independence of Directors

Each of Ira Greenstein, Dr. June Almenoff, Orin Hirschman and Dr. Thomas Riedhammer is independent under the Nasdaq Stock Market listing rules and Rule 10A-3(b)(1) of the Securities Exchange Act of 1934.

Interest of Management in Certain Transactions

In May 2014, the Company acquired certain assets of SKS Ocular (and affiliates; collectively referred to as “SKS”), which is a related person of Dr. Slakter, currently a director of the Company and its Chief Executive Officer. In consideration thereof, the Company paid $3.5 million in cash and 1,194,862 shares of the Company’s common stock. Dr. Slakter was not a director of the Company at the time of the transaction. In the acquisition, the Company entered into a consulting agreement with Dr. Slakter, and agreed to appoint a designee of SKS as a director of the Company. The Company is also obliged to grant to SKS Ocular up to an aggregate of 1,493,577 shares of the common stock upon reaching certain milestones. In December 2015, milestone 1 was achieved, resulting in the issuance of 497,859 shares of Ohr common stock to SKS Ocular 1 LLC. The Company also indirectly paid a total of $91,280 in fiscal year 2015 to Digital Angiography Reading Center, an affiliate of Dr. Slakter, for services rendered to the Company. In addition, in fiscal year 2015, the Company paid a total of $172,308 to Dr. Slakter in consulting fees.

Family Relationships

No family relationships exist between any of the executive officers and directors (or nominees for director) of the Company.

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Policies and procedures for related person transactions

Our Board has adopted a written related policy with respect to related person transactions. This policy governs the review, approval or ratification of covered related person transactions. The Audit Committee of our Board manages this policy.

For purposes of this policy, a “related person transaction” is a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which we (or any of our subsidiaries) were, are or will be a participant, and the amount involved exceeds $120,000 and in which any related person had, has or will have a direct or indirect interest. For purposes of determining whether a transaction is a related person transaction, the Audit Committee relies upon Item 404 of Regulation S-K, promulgated under the Securities Exchange Act of 1934, as amended.

A “related person” is defined as:

•	any person who is, or at any time since the beginning of our last fiscal year was, one of our directors or executive officers or a nominee to become one of our directors;

•	any person who is known to be the beneficial owner of more than five percent of any class of our voting securities;

•	any immediate family member of any of the foregoing persons, which means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law of the director, executive officer, nominee or more than five percent beneficial owner, and any person (other than a tenant or employee) sharing the household of such director, executive officer, nominee or more than five percent beneficial owner; and

•	any firm, corporation, or other entity in which any of the foregoing persons is employed or is a general partner or principal or in a similar position or in which such person has a ten percent or greater beneficial ownership interest.

The policy generally provides that we may enter into a related person transaction only if:

•	the Audit Committee pre-approves such transaction in accordance with the guidelines set forth in the policy,

•	the transaction is on terms comparable to those that could be obtained in arm’s length dealings with an unrelated third party and the Audit Committee (or the chairperson of the Audit Committee) approves or ratifies such transaction in accordance with the guidelines set forth in the policy,

•	the transaction is approved by the disinterested members of the Board, or

•	the transaction involves compensation approved by the Compensation Committee of the Board.

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In the event a related person transaction is not pre-approved by the Audit Committee and our management determines to recommend such related person transaction to the Audit Committee, such transaction must be reviewed by the Audit Committee. After review, the Audit Committee will approve or disapprove such transaction. When our Chief Financial Officer in consultation with our Chief Executive Officer, determines that it is not practicable or desirable for us to wait until the next Audit Committee meeting, the chairperson of the Audit Committee possesses delegated authority to act on behalf of the Audit Committee. The Audit Committee (or the chairperson of the Audit Committee) may approve only those related person transactions that are in, or not inconsistent with, our best interests and the best interests of our shareholders, as the Audit Committee (or the chairperson of the Audit Committee) determines in good faith.

The Audit Committee has determined that certain types of related person transactions are deemed to be pre-approved by the Audit Committee. Our related person transaction policy provides that the following transactions, even if the amount exceeds $120,000 in the aggregate, are considered to be pre-approved by the Audit Committee:

•	any employment of certain named executive officers that would be publicly disclosed;

•	director compensation that would be publicly disclosed;

•	transactions with other companies where the related person’s only relationship is as a director or owner of less than ten percent of said company (other than a general partnership), if the aggregate amount involved does not exceed the greater of $200,000 or five percent of that company’s consolidated gross revenues;

•	transactions where all shareholders receive proportional benefits;

•	transactions involving competitive bids;

•	transactions with a related person involving the rendering of services at rates or charges fixed in conformity with law or governmental authority; and

•	transactions with a related person involving services as a bank depositary of funds, transfer agent, registrar, trustee under a trust indenture or similar services.

In addition, the Audit Committee will review the policy at least annually and recommend amendments to the policy to the Board from time to time.

The policy provides that all related person transactions will be disclosed to the Audit Committee, and all material related person transactions will be disclosed to the Board. Additionally, all related person transactions requiring public disclosure will be properly disclosed, as applicable, on our various public filings.

The Audit Committee will review all relevant information available to it about the related person transaction. The policy provides that the Audit Committee may approve or ratify the related person transaction only if the Audit Committee determines that, under all of the circumstances, the transaction is in, or is not inconsistent with, our best interests. The policy provides that the Audit Committee may, in its sole discretion, impose such conditions as it deems appropriate on us or the related person in connection with approval of the related person transaction.

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Nominations of Directors

Our Board of Directors does not have a separate nominating committee or committee performing similar functions and does not have a nominating committee charter. As a result, all directors participate in the consideration of director nominees recommended for selection by a majority of the independent directors. The Board believes that such participation of all directors is appropriate given the size of the Board and the level of participation of our independent directors in the nomination process. The Board will also consider qualified director candidates identified by a member of senior management or by a stockholder. However, it is our general policy to re-nominate qualified incumbent directors, and, absent special circumstances, the Board will not consider other candidates when a qualified incumbent consents to stand for re-election. A stockholder wishing to submit a recommendation for a director candidate should follow the instructions set forth in this Proxy Statement under the section above entitled “When are stockholder proposals due for next year’s annual meeting?”.

Our Board of Directors considers the following minimum criteria when reviewing a director nominee: (1) director candidates must have the highest character and integrity, (2) director candidates must be free of any conflict of interest which would violate applicable laws or regulations or interfere with the proper performance of the responsibilities of a director, (3) director candidates must possess substantial and significant experience which would be of particular importance in the performance of the duties of a director, (4) director candidates must have sufficient time available to devote to our affairs in order to carry out the responsibilities of a director, and (5) director candidates must have the capacity and desire to represent the best interests of our stockholders. In addition, the Board considers as one factor among many the diversity of Board candidates, which may include diversity of skills and experience as well as geographic, gender, age, and ethnic diversity. The Board does not, however, have a formal policy with regard to the consideration of diversity in identifying Board candidates. The Board screens candidates, does reference checks and conducts interviews, as appropriate. The Board does not evaluate nominees for director any differently because the nominee is or is not recommended by a stockholder.

With respect to qualifications of the members of the Board of Directors, the Board generally values the broad business experience and independent business judgment in the financial services or in other fields of each member. Specifically, with respect to Dr. Riedhammer, the Board relies on his status as a “financial expert.”

Compensation Committee

The Company’s Compensation Committee is comprised of Thomas Riedhammer (Chairman), June Almenoff and Ira Greenstein, each of whom is an independent director for purposes of the NASDAQ listing standards. The Compensation Committee reviews and recommends executive compensation, including changes therein, and administers our stock option plans. There were three meetings of the Compensation Committee during the fiscal year ended September 30, 2015.

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The Compensation Committee was formed pursuant to a written charter, which can be found on our website at http://ir.ohrpharmaceutical.com/governance-documents.

Due to the size of the Company, the Compensation Committee has not delegated its authority over compensation.

Compensation Committee Interlocks and Insider Participation

Dr. Riedhammer, Chairman, Dr. Almenoff and Mr. Greenstein each served on the Compensation Committee during fiscal 2015. No executive officer of the Company serves as a member of the compensation committee or board of directors of any other entity which has one or more executive officers serving as a member of the Ohr Board of Directors or Compensation Committee.

Audit Committee

The Company has an audit committee, which consists entirely of independent directors. The Audit Committee’s function is to evaluate the adequacy of the Company’s internal accounting controls, review the scope of the audit by MaloneBailey, L.L.P. and related matters pertaining to the examination of the financial statements, review the year-end and the quarterly financial statements, review the nature and extent of any non-audit services provided by the Company’s independent accountants and make recommendations to the Board of Directors with respect to the foregoing matters as well as with respect to the appointment of the Company’s independent accountants. The Board of Directors has determined that Dr. Riedhammer, who is an independent director, is a financial expert. The Audit Committee had four meetings in fiscal 2015, and each member attended all meetings. The members of the Audit Committee are independent with the meaning of the rules of the Nasdaq Stock Market and applicable rules and regulations of the Securities and Exchange Commission. Members of the Audit Committee are Thomas Riedhammer (Chairman), June Almenoff and Orin Hirschman.

Audit Committee Report

Notwithstanding anything to the contrary set forth in any of our previous or future filings under the Securities Act of 1933 or the Exchange Act that might incorporate this Proxy Statement, in whole or in part, the following report of the Audit Committee shall not be deemed to be incorporated by reference into any such filings and shall not otherwise be deemed filed under such Acts.

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The Audit Committee has:

•	Reviewed and discussed the audited financial statements with management.

•	Discussed with the independent auditors the matters required to be discussed under the Public Company Accounting Oversight Board Standards.

•	Received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, as may be modified or supplemented, and has discussed with the independent auditors the auditors’ independence.

•	Based on the review and discussions above, recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the last fiscal year for filing with the Securities and Exchange Commission.

The Audit Committee was formed pursuant to a written charter, which can be found on our website at http://ir.ohrpharmaceutical.com/governance-documents.

Submitted by: The Audit Committee

Thomas Riedhammer, Chairman

June Almenoff

Orin Hirschman

Executive Compensation

The table below provides information on the compensation we paid to the named executive officers in fiscal 2015, 2014 and 2013.

Summary Compensation Table

		Annual Compensation				Long-Term Compensation

Name and Principal Position	Year	Salary	Bonus(2)	Stock Awards	Option Awards(3)	Non-Equity Incentive Plan Compensation	Change in Pension Value and Non-Qualified Deferred Compensation Earnings	All Other Compensation (4)	Total
Jason Slakter	2015	$200,000	—	$163,333	$247,289	—	—	—	$610,622
Chief Executive Officer (1)	2014	$38,462	—	—	—	—	—	—	$38,462
	2013	—	—	—	—	—	—	—	—

Sam Backenroth	2015	$200,000	$150,000	—	$296,746	—	—	$17,877	$664,623
Chief Financial Officer	2014	$177,704	—	—	$977,192	—	—	$21,530	$1,176,426
	2013	$105,625	$25,000	—	—	—	—	—	$130,625

Avner Ingerman	2015	$132,692	$50,000	$586,800	$1,128,604	—	—	$12,381	$1,910,477
Chief Clinical Officer	2014	—	—	—	—	—	—	—	—
	2013	—	—	—	—	—	—	—	—

Irach Taraporewala (5)	2015	$245,000	$183,750	—	$370,933	—	—	—	$799,683
	2014	$219,038	—	—	$977,192	—	—	—	$1,196,230
	2013	$137,500	$25,000	—	—	—	—	—	$162,500

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(1)	Dr. Slakter became Chief Executive Officer of the Company on August 7, 2015. Salary for Dr. Slakter includes salary and consulting fees for fiscal years 2015 and 2014.

(2)	Cash bonuses of $183,750 and $150,000 for fiscal 2014 were paid to Dr. Taraporewala and Mr. Backenroth, respectively, in January 2015. Dr. Taraporewala and Mr. Backenroth were each awarded a $25,000 bonus in fiscal 2013.

(3)	The amounts in this column reflect the aggregate grant date fair value of equity awards granted during the applicable fiscal year, calculated in accordance with FASB ASC Topic 718 and using a Black-Scholes valuation model. Assumptions used in the calculation of these amounts are included in Note 9 of the audited financial statements filed with our Annual Report on Form 10-K for fiscal 2015.

(4)	Consists of the following for each named executive officer:

Name	Year	401(k) Company	Group Term	Health Benefits	Paid Time Off buy Back	Total Other Compensation

Jason Slakter	2015	—			—	$—
Chief Executive Officer	2014	—	—	—	—	—
	2013					—

Sam Backenroth	2015			$17,877		$17,877
Chief Financial Officer	2014	—	—	$21,530	—	$21,530
	2013	—	—	—	—	—

Avner Ingerman	2015	—		$12,381	—	$12,381
Chief Clinical Officer	2014	—	—	—	—	—
	2013					—

Irach Taraporewala	2015			$—	—	$—
	2014	—	—	—	—	—
	2013	—	—	—	—	—

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(5)	Dr. Taraporewala resigned as Chief Executive Officer of the Company effective August 7, 2015 and resigned as President, Chief Technology Officer and a director of the Company effective December 11, 2015.

Pension Benefit

The Company has established a 401(k) plan but does not make contributions to it. The Company provides no other pension benefits.

Option Exercises

There were no options exercised by named executive officers in the fiscal years ended September 30, 2015, 2014, or 2013.

Grants of Plan-Based Stock and Option Awards 2015

The following table sets forth information concerning all grants of stock options, restricted stock and other equity awards made to the named executive officers for service during the year ended September 30, 2015:

Name	Grant Date	All other stock awards: Number of shares of stock or units	All other option awards: Number of securities underlying options	Exercise Price(1)	Grant Date Fair Value of Stock and Option Awards(2)

Jason Slakter
Chief Executive Officer	1/6/2015	19,943	—	—	$163,333
	3/10/2015	—	50,000	$10.14	$247,289

Sam Backenroth	3/10/2015	—	60,000	$10.14	$296,746
Chief Financial Officer

Avner Ingerman	3/1/2015	60,000	—	—	$586,800
Chief Clinical Officer	3/1/2015	—	200,000	$7.06	$1,128,604

Irach Taraporewala (3)	3/10/2015	—	75,000	$10.14	$370,933

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(1)	The exercise price reflects the closing market price of our common stock on the day of the grant.

(2)	The grant date fair value of the option grants is calculated in accordance with FASB ASC Topic 718 and using a Black-Scholes valuation model. Assumptions used in the calculation of these amounts are included in Note 9 of the audited financial statements filed with our Annual Report on Form 10-K for fiscal 2015.

(3)	As a result of Dr. Taraporewala’s resignation from all officer and director positions with the Company in December 2015, all unvested options held by Dr. Taraporewala were forfeited in December 2015 and all vested options held by Dr. Taraporewala were forfeited in January 2016.

Employment Agreements

On January 6, 2015, the Company amended its employment agreements with Dr. Irach B. Taraporewala, the Company’s former President and Chief Executive Officer, and Sam Backenroth, Chief Financial Officer and Vice President, Business Development, to extend the terms to February 28, 2016, and to provide for automatic one year extensions thereafter absent notice of termination. The employment agreements provide for annual base salaries of $245,000 for Dr. Taraporewala and $200,000 for Mr. Backenroth.

On August 5, 2015, the Company’s Board of Directors authorized the restructuring of certain management positions, all of which became effective as of August 7, 2015. Jason S. Slakter, MD was appointed Chief Executive Officer of the Company succeeding Dr. Taraporewala. Dr. Slakter remained a director of the Company. Dr. Taraporewala was appointed Chief Technology Officer of the Company and remained President and a director of the Company.

Effective December 11, 2015, Dr. Taraporewala resigned from all officer positions with the Company and as a member of the Board of Directors of the Company, subject to a mandatory seven-day revocation period. In connection with Dr. Taraporewala’s resignation, on December 11, 2015, the Company and Dr. Taraporewala entered into a two year Consulting Agreement and Release (the “Consulting Agreement and Release”) dated December 11, 2015 (the “Effective Date”), pursuant to which Dr. Taraporewala will be engaged as a consultant to the Company.

As compensation for the consulting services to be rendered by Dr. Taraporewala, Dr. Taraporewala will receive the following:

•	A retainer in the amount of $15,000 within 30 days following the Effective Date.

•	A retainer in the amount of $15,000 on the first anniversary of the Effective Date.

•	A monthly fee of $5,000 during each month of the term of the Consulting Agreement and Release in consideration for providing the Company up to five hours of consulting services per week. In any week in which Dr. Taraporewala provides the Company in excess of five hours of consulting services, the Company will pay Dr. Taraporewala $1,000 per day, up to a maximum of five days.

•	120,000 shares of the Company’s restricted stock under the Company’s 2014 Stock Incentive Plan and related restricted stock agreement, dated as of December 11, 2015, between the Company and Dr. Taraporewala. The restricted stock will vest in four equal, semiannual installments, beginning on July 16, 2016, subject to Dr. Taraporewala continuously providing consulting services to the Company from the Effective Date until each such vesting date.

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The Company anticipates entering into an employment agreement with Dr. Slakter. Until such time, Dr. Slakter will be paid $8,333.33 bi-monthly and will be eligible for equity grants under stockholder approved equity compensation plans.

The Company’s Board of Directors reviews the executives’ salaries on an annual basis. Each executive may also receive an annual bonus at the discretion of the Board, in accordance with any bonus plan adopted by the Board, and will participate in the Company’s employee benefit programs, stock based incentive compensation plans and other benefits. See “Compensation Committee Report” and “Compensation Discussion and Analysis.” See “Annual Incentive Compensation” below concerning discretionary bonuses for fiscal 2014.

Change in Control Benefits

Change in control benefits are intended to diminish the distraction that executives would face by virtue of the personal uncertainties created by a pending or threatened change in control and to assure that the Company will continue to have the executive’s full attention and services at all time. Our change in control benefits are designed to be competitive with similar benefits available at companies with which we compete for executives’ talent. These benefits, as one element of our total compensation program, help the Company attract, retain and motivate highly talented executives.

Mr. Backenroth is entitled to (1) severance pay and benefits if his employment is terminated, whether at the end of the term of his employment agreement or termination without cause, equal to 50% of his base salary at the time of termination, or (2) alternatively, in the event of a change in control of the Company, upon (i) his termination without cause, (ii) expiration of the term of his employment agreement, or (iii) as a result of a constructive termination (that is, his resignation because he has reasonably determined in good faith that his titles, authorities, responsibilities, salary, bonus opportunities or benefits have been materially diminished, that a material adverse change in his working conditions has occurred, that his services are no longer required in light of the Company’s business plan, or the Company has breached his employment agreement) which occurs: (x) concurrently with the change in control, or (y) within 12 months of the change in control, he will be entitled to receive (A) severance pay in an amount equal to $400,000 , (B) the value of any accrued but unused vacation time, (C) the amount of all accrued but previously unpaid base salary through the date of termination, and (D) all of his then current employment benefits for the longer of twelve (12) months or the full un-expired term of his employment agreement. Mr. Backenroth has the right, for a period of 30 days following termination of his employment to exercise his Company options to the extent such options are otherwise vested and exercisable as of the date of termination.

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Equity compensation plans and other benefit plans

2014 Stock Incentive Plan

The Ohr Pharmaceutical, Inc. 2014 Stock Incentive Plan (the “2014 Plan”) was first adopted by the Board on January 31, 2014, and by the shareholders on March 31, 2014, as amended by the Board on January 6, 2015, and by the shareholders on March 10, 2015.

The 2014 Plan is designed to advance the Company’s interests by enhancing its ability to attract and retain employees and others in a position to make significant contributions to the success of the Company through ownership of shares of common stock. The 2014 Plan provides for the grant of incentive stock options (“ISOs”), non-statutory stock options (“NQSOs”), restricted stock, and combinations of the above. A total of 2,750,000 shares of common stock are reserved for issuance under the 2014 Plan. The shares of Common Stock issuable under the 2014 Plan are subject to adjustment for stock dividends and similar events. Awards under the 2014 Plan may also include provision for payment of dividend equivalents with respect to the shares subject to the award. Options to purchase an aggregate of 2,345,825 shares and restricted stock awards aggregating 404,175 shares under the 2014 Plan have been granted and are outstanding, and consequently no awards remain available for grant under the 2014 Plan.

The 2014 Plan is administered by the Compensation Committee. All employees of the Company and any of its subsidiaries and other persons or entities (including non-employee directors of the Company and its subsidiaries) who, in the opinion of the Board, are in a position to make a significant contribution to the success of the Company or its subsidiaries are eligible to participate in the 2014 Plan.

Summary of the 2014 Plan

The exercise price of an ISO granted under the 2014 Plan may not be less than 100% (110% in the case of 10% stockholders) of the fair market value of the common stock at the time of grant. The exercise price of a NQSO granted under the 2014 Plan is determined by the Board. The term of each option may be set by the Board but cannot exceed ten years from grant (five years from grant in the case of an incentive stock option granted to a 10% stockholder), and each option will be exercisable at such time or times as the Board specifies. The option price may be paid in cash or check acceptable to the Company or, if permitted by the Board and subject to certain additional limitations, by tendering shares of common stock, by using a promissory note, by delivering to the Company an unconditional and irrevocable undertaking by a broker promptly to deliver sufficient funds to pay the exercise price, or a combination of the foregoing.

Except as otherwise provided by the Board, if a participant dies, options held by such participant immediately prior to death, to the extent then exercisable, may be exercised by the participant’s executor, administrator or transferee during a period of one year following such death (or for the remainder of their original term, if less). Except as otherwise determined by the Board, options not exercisable at a participant’s death terminate. Outstanding awards of restricted common stock must be transferred to the Company upon a participant’s death except as otherwise determined by the Board.

In the case of termination of a participant’s association with the Company for any reason other than death, options remain exercisable, to the extent they were exercisable immediately prior to termination, for 30 days (or for the remainder of their original term, if less), and shares of restricted common stock must be resold to the Company, unless otherwise determined by the Board. If any such association is terminated due to the participant’s discharge for cause which, in the opinion of the Board, casts such discredit on the participant as to justify immediate termination of any award under the 2014 Plan, such participant’s options may be terminated immediately.

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In the event of a consolidation or merger in which the Company is not the surviving corporation or which results in the acquisition of substantially all of the Company’s outstanding Common Stock by a single person or entity or by a group of persons and/or entities acting in concert or in the event of the sale or transfer of substantially all of the Company’s assets, the Board may determine that (i) each outstanding option will become immediately exercisable unless otherwise provided at the time of grant, and (ii) each outstanding share of restricted Common Stock will immediately become free of all restrictions and conditions. The Board may also arrange to have the surviving or acquiring corporation or affiliate assume any award held by a participant or grant a replacement award. If the optionee is terminated after a change in control by the Company without cause, or in the case of certain officers designated from time to time by the Board resigns under certain circumstances, within two years following the change in control, all unvested options will vest and all options will be exercisable for the shorter of four years or their original duration and all other awards will vest. If the option committee makes no such determination, outstanding awards to the extent not fully vested will be forfeited.

2009 Stock Incentive Plan

The Ohr Pharmaceutical, Inc. 2009 Stock Incentive Plan (the “2009 Plan”) was first adopted by the Board in June 2009 and by the shareholders effective as of July 13, 2009.

The 2009 Plan is designed to encourage ownership of common stock by employees, consultants and directors of the Company and its affiliates and to provide additional incentive for them to promote the success of the Company’s business. The 2009 Plan provides for the grant of ISOs, NQSOs, restricted stock, and combinations of the above. Restricted stock awards aggregating 333,334 shares under the 2009 Plan have been granted and consequently no shares remain available for grant under the 2009 Plan.

The 2009 Plan is administered by the Compensation Committee. An award under the 2009 Plan may grant to any employee of or consultant to one or more of the Company and its affiliates or to any non-employee member of the Board or of any board of directors (or similar governing authority) of any affiliate.

Summary of the 2009 Plan

A total of 333,334 shares of Common Stock have been issued under the 2009 Plan. If any Option expires, terminates, or is cancelled for any reason without having been exercised in full, or if any award of restricted stock is forfeited by the recipient, the shares not purchased by the optionee or forfeited by the recipient shall again be available for awards to be granted under the 2009 Plan.

The exercise price of an ISO granted under the 2009 Plan may not be less than 100% (110% in the case of 10% stockholders) of the fair market value of the common stock at the time of grant. The exercise price of a NQSO granted under the 2009 Plan is determined by the Board. The term of each option may be set by the Board but cannot exceed ten years from grant (five years from grant in the case of an incentive stock option granted to a 10% stockholder), and each option will be exercisable at such time or times as the Board specifies. The option price may be paid in cash or check acceptable to the Company or, if permitted by the Board and subject to certain additional limitations, by tendering shares of common stock, by using a promissory note, by delivering to the Company an unconditional and irrevocable undertaking by a broker promptly to deliver sufficient funds to pay the exercise price, or a combination of the foregoing.

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The option price may be paid in cash or check acceptable to the Company or, if permitted by the Board and subject to certain additional limitations, by (i) shares of stock having a market value equal to the exercise price of the shares to be purchased, or (ii) by using a promissory note.

If a participant’s employment or other association with the Company and its affiliates ends for any reason, any outstanding option of the participant will cease to be exercisable in any respect not later than 30 days following that event and, for the period it remains exercisable following that event, will be exercisable only to the extent exercisable at the date of that event. Military or sick leave or other bona fide leave will not be deemed a termination of employment or other association.

Unless the Compensation Committee provides otherwise for any award of restricted stock, upon termination of a participant’s employment or other association with the Company and its affiliates for any reason during the restriction period, all shares of restricted stock subject to forfeiture will be forfeited or otherwise subject to return to or repurchase by the Company on the terms specified in the award agreement.

In the event of a Change in Control (as defined in the 2009 Plan), any restricted stock award still then subject to a forfeiture and any outstanding option not then exercisable in full shall vest under the terms of the award. The Compensation Committee shall have the discretion, exercisable either in advance of a change in control or at the time thereof, to provide (upon such terms as it may deem appropriate) for (i) the automatic acceleration of one or more outstanding options that do not otherwise accelerate by reason of the change in control, and/or (ii) the subsequent termination of one or more of the Company’s repurchase rights with respect to restricted stock awards that do not otherwise terminate at that time, in the event that the employment of the respective grantees of such awards should subsequently terminate following such change in control.

Material U.S. Federal Income Tax Consequences For the 2014 Plan and the 2009 Plan

The following discussion summarizes the principal United States federal income tax consequences associated with awards granted under the 2014 Plan and 2009 Plan to U.S. citizens. The discussion is based on laws, regulations, rulings and court decisions currently in effect, all of which are subject to change.

ISOs. A participant will not recognize taxable income on the grant or exercise of an ISO. A participant will recognize taxable income when he or she disposes of the shares of Common Stock acquired under the ISO. If the disposition occurs more than two years after the grant of the ISO and more than one year after its exercise (the “ISO holding period”), the participant will recognize long-term capital gain (or loss) to the extent the amount realized from the disposition exceeds (or is less than) the participant’s tax basis in the shares of Common Stock. A participant’s tax basis in shares of the Common Stock generally will be the amount the participant paid for the shares.

If Common Stock acquired under an ISO is disposed of before the expiration of the ISO holding period described above, the participant will recognize as ordinary income in the year of the disposition the excess of the fair market value of the Common Stock on the date of exercise of the ISO over the exercise price. Any additional gain will be treated as long-term or short-term capital gain, depending on the length of time the participant held the shares. A special rule applies to such a disposition where the amount realized is less than the fair market value of the Common Stock on the date of exercise of the ISO. In that case, the ordinary income the participant will recognize will not exceed the excess of the amount realized on the disposition over the exercise price. If the amount realized is less than the exercise price, the participant will recognize a capital loss (long-term if the stock was held more than one year and short-term if held one year or less). A participant will receive different tax treatment if the exercise price is paid by delivery of Common Stock the participant already owns.

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Neither the Company nor any of its Affiliates will be entitled to a federal income tax deduction with respect to the grant or exercise of an ISO. However, in the event a participant disposes of Common Stock acquired under an ISO before the expiration of the ISO holding period described above, the Company or its Affiliate will be entitled to a federal income tax deduction equal to the amount of ordinary income the participant recognizes.

NQSOs. A participant will not recognize any taxable income on the grant of a NQSO. On the exercise of a NQSO, the participant will recognize as ordinary income the excess of the fair market value of the Common Stock acquired over the exercise price. A participant’s tax basis in the Common Stock is the amount paid plus any amounts included in income on exercise. The participant’s holding period for the stock begins on acquisition of the shares. Any gain or loss that a participant realizes on a subsequent disposition of Common Stock acquired on the exercise of a NQSO generally will be treated as long-term or short-term capital gain or loss, depending on the length of time the participant held such shares. The amount of the gain (or loss) will equal the amount by which the amount realized on the subsequent disposition exceeds (or is less than) the participant’s tax basis in his or her shares. A participant will receive different tax treatment if the exercise price is paid by delivery of Company Stock the participant already owns.

The exercise of a NQSO will entitle the Company or its Affiliate to claim a federal income tax deduction equal to the amount of ordinary income the participant recognizes. If the participant is an employee, that ordinary income will constitute wages subject to withholding and employment taxes.

Restricted Stock Awards. A participant will recognize ordinary income on account of a Restricted Stock Award on the first day that the shares are either transferable or not subject to a substantial risk of forfeiture. The ordinary income recognized will equal the excess of the fair market value of the Common Stock on such date over the amount, if any, the participant paid for the Restricted Stock Award. However, even if the shares under a Restricted Stock Award are both nontransferable and subject to a substantial risk of forfeiture, the participant may make a special “83(b) election” to recognize income, and have his or her tax consequences determined, as of the date the Restricted Stock Award is made. The participant’s tax basis in the shares received will equal the income recognized plus the price, if any, paid for the Restricted Stock Award. Any gain (or loss) that a participant realizes upon the sale of any Common Stock acquired pursuant to a Restricted Stock Award will be equal to the amount by which the amount realized on the disposition exceeds (or is less than) the participant’s tax basis in the shares and will be treated as long-term (if the shares are held for more than one year) or short-term (if the shares are held for one year or less) capital gain or loss. The participant’s holding period for the stock begins on the date the shares are either transferable or not subject to a substantial risk of forfeiture, except that the holding period will begin on the date of grant if the participant makes the special “83(b) election.” The Company or its Affiliate will be entitled to a federal income tax deduction equal to the ordinary income the participant recognizes. If the participant is an employee, that ordinary income will constitute wages subject to withholding and employment taxes.

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Any grant, exercise, vesting or payment of an award may be postponed if the Company reasonably believes that its or any applicable Affiliate’s deduction with respect to such award would be limited or eliminated by application of Code Section 162(m) to the extent permitted by Section 409A of the Code; provided, however, such delay will last only until the earliest date at which the Company reasonably anticipates the deduction will not be limited or eliminated under Code Section 162(m).

Other Tax Rules. The Incentive Plan is designed to enable the Compensation Committee to structure awards that are intended to not be subject to Code Section 409A, which imposes certain restrictions and requirements on deferred compensation

Outstanding Equity Awards at Fiscal Year-End

The following table provides certain information with respect to outstanding individual grants through the fiscal year ended September 30, 2015 to each of our named executive officers of common share purchase options relating to our common shares:

Option Awards							Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)		Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Jason Slakter	12,500	(1)	37,500	(1)	$10.14	3/10/2020	—		—		—	—
Sam Backenroth	133,333	(2)	—		$1.71	3/9/2017
	125,000	(3)	125,000	(3)	10.11	2/3/2017
	15,000	(4)	45,000	(4)	$10.14	3/10/2020	—		—		—	—
Avner Ingerman	50,000	(5)	150,000	(5)	$7.06	3/1/2020	60,000	(6)	$165,600	(6)	—	—
Irach Taraporewala (7)	233,333	(8)	—		$1.71	3/9/2017
	125,000	(9)	125,000	(9)	10.11	2/3/2017
	18,750	(10)	56,250	(10)	$10.14	3/10/2020	—		—		—	—

(1) One quarter of the options vested immediately, and one quarter of the options will vest on each of March 10, 2016, March 10, 2017 and March 10, 2018.

(2) One quarter of the options vested immediately, and one quarter of the options vested on each of March 9, 2013, March 9, 2014 and March 9, 2015.

(3) One quarter of the options vested on each of February 3, 2014 and February 3, 2015, and one quarter of the options will vest on each of February 3, 2016 and February 3, 2017.

(4) One quarter of the options vested immediately, and one quarter of the options will vest on each of March 10, 2016, March 10, 2017 and March 10, 2018.

(5) One quarter of the options vested on each of March 1, 2015 and December 31, 2015, and one quarter of the options will vest on each of December 31, 2016, and December 31, 2017.

(6) The restricted stock units were granted on March 1, 2015. 30,000 restricted stock units vested on January 1, 2016 and 15,000 restricted stock units will vest on each of January 1, 2017 and January 1, 2018.

(7) As a result of Dr. Taraporewala’s resignation from all officer and director positions with the Company in December 2015, all unvested options held by Dr. Taraporewala were forfeited in December 2015 and all vested options held by Dr. Taraporewala were forfeited in January 2016.

(8) One quarter of the option vested immediately, and one quarter of the options vested on each of March 9, 2013, March 9, 2014 and March 9, 2015.

(9) One quarter of the options vested on each of February 3, 2014 and February 3, 2015, and one quarter of the options will vest on each of February 3, 2016 and February 3, 2017.

(10) On quarter of the options vested on March 10, 2015, and one quarter of the options will vest on each of March 10, 2016, March 10, 2017 and March 10, 2018.

Option Exercises and Stock Vested

Option Awards			Stock Awards
Name (a) (1)	Number of shares acquired on exercise (#) (b) (2))	Value realized on exercise ($) (c) (3)	Number of shares acquired on vesting (#) (d) (4)	Value realized on vesting ($) (e) (5)
Jason Slakter	—	—	19,943	$163,333
Sam Backenroth	—	—	—	—
Avner Ingerman	—	—	—	—
Irach Taraporewala	—	—	—	—

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Compensation of Directors

During the fiscal year 2015, the following options were granted to directors serving in fiscal 2015:

Name	Grant Date	All other stock awards: Number of shares of stock or units	All other option awards: Number of securities underlying options	Exercise Price(2)	Grant Date Fair Value of Stock and Option Awards(3)

Ira Greenstein	3/10/2015	—	84,000	$10.14	$415,445
Chairman

Orin Hirschman	3/10/2015	—	84,000	$10.14	$415,445
Director

Thomas Riedhammer	3/10/2015	—	84,000	$10.14	$415,445
Director

June Almenoff	3/10/2015	—	84,000	$10.14	$415,445
Director

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The following table shows the number of outstanding options held by our non-executive directors at the end of fiscal 2015:

	Number of Securities Underlying Unexercised
	Options (#)(1)
	Exercisable	Unexercisable	Unearned	Option Exercise Price	Option Expiration Date
Ira Greenstein	100,000	—	—	$1.71	3/8/2017
Chairman	21,000	63,000	—	$10.14	3/10/2020

Orin Hirschman	100,000	—	—	$1.71	3/8/2017
Director	21,000	63,000	—	$10.14	3/10/2020

Thomas Ricdhammer	87,500	29,167	—	$4.74	4/29/2018
Director	21,000	63,000	—	$10.14	3/10/2020

June Almenoff	87,500	29,167	—	$4.68	5/16/2018
Director	21,000	63,000	—	$10.14	3/10/2020

(1)	The Option numbers represent options to acquire shares of common stock.

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The following table shows the compensation of our non-executive directors at the end of fiscal 2015:

Name	Fees Earned or Paid in Cash (4)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)

Ira Greenstein	$10,000	—	$415,445	—	—	—	$425,445
Chairman

June Almenoff	$10,000	—	$415,445	—	—	—	$425,445
Director

Orin Hirschman	$10,000	—	$415,445	—	—	—	$425,445
Director

Thomas Reidhammer	$10,000	—	$415,445	—	—	—	$425,445
Director

Compensation Committee Report

Notwithstanding anything to the contrary set forth in any of our previous or future filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate this Proxy Statement, in whole or in part, the following report of the Compensation Committee shall not be deemed to be incorporated by reference into any such filings and shall not otherwise be deemed filed under such Acts.

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis contained in this proxy statement with management and, based on that review and discussion, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement.

Submitted by: The Compensation Committee

Thomas Riedhammer, Chairman

June Almenoff

Ira Greenstein

Compensation Discussion and Analysis

Compensation Program Objectives

The Company’s compensation programs are competitive, designed to attract and retain highly qualified directors, officers and employees, encourage high performance, promote accountability and assure that employee interests are aligned with the interests of the Company’s stockholders.

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To achieve these objectives, we seek to design our executive compensation program and set compensation levels that are comparable to those of other companies that compete with us for executive talent. We use both objective and subjective criteria to evaluate Company and individual performance. This approach should allow the Compensation Committee to exercise discretion and not rely solely on rigid formulas and quantitative analyses. We historically provided long-term compensation in the form of stock options that generally vest over a three-year period. We believe these awards allow the executive officers and all employees to participate in the long-term success of the Company, to align their interests with those of our stockholders, and to incentivize future performance, helping us retain talented executive management personnel.

We believe that the Company’s compensation program for its executive officers is competitive and appropriately designed to attract and retain key employees, reward superior performance and promote long-term stockholder value. The Compensation Committee plans to continue to review the compensation payable to the Company’s executive officers, periodically evaluate the Company’s compensation practices, and make any changes it deems appropriate to the Company’s compensation structure to ensure that the programs are designed and implemented to achieve the Committee’s stated goals.

We rely on various sources of information to assist us in evaluating the competitiveness of the Company’s executive compensation program, setting compensation levels for the executive officers and meeting the Compensation Committee’s stated compensation objectives and the experience and knowledge of our Compensation Committee and senior management. We have not retained an independent third party compensation consultant.

We significantly increased the number of employees in fiscal 2015.

Highlights of Company Performance in 2015

In fiscal 2015, the Company made important progress toward achieving our goals. We completed our Phase II trials for OHR-102 (Squalamine lactate ophthalmic solution, 0.2%) on schedule and announced favorable results from our trials during fiscal 2015 demonstrating a visual acuity benefit for patients receiving the OHR-102 combination therapy. We obtained FDA agreement for commencement of Phase III clinical trials and anticipate initiating the phase III clinical program in the first calendar quarter of 2016 upon completion of the Special Protocol Assessment procedure we are undergoing with the FDA. Final data was also presented on OHR-102 combination therapy in patients with retinal vein occlusion demonstrating increased visual acuity for the combination therapy group. We continue to explore partnering opportunities for the OHR-102 program and the SKS sustained release platform technology, and are in active ongoing discussions with several parties regarding a potential partnership transaction. We have also made significant progress with our active sustained release programs and expect to have an IND filed by the end of calendar year 2016.

We also completed in fiscal 2015 an underwritten public offering providing an additional $26.6 million in net proceeds to support our ongoing operations. At the same time, we improved our functions as a team, with more robust corporate and operational infrastructure, improved financial controls, sound corporate processes and a stronger presence in the investor relations and scientific communities.

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Peer Group Analysis

In reviewing fiscal 2015, the Compensation Committee reevaluated the Company’s peer group of companies and benchmarked executive compensation against this group. The objective of this reevaluation and analysis was to develop a peer group of companies in line with our revenue, market capitalization and phase of clinical trials and to compare our executive compensation practices to those of our peer companies. The Compensation Committee believes that it is important when making its compensation decisions to be informed as to the current practices of comparable, publicly held companies headquartered in the United States. To that end, we monitor developments in the Company, including growth in its products under development and market capitalization, and in the market generally that might change the selection of companies we consider comparable and benchmark our executive compensation against the most recently applicable companies. While benchmarking might not always be appropriate as a stand-alone tool for setting compensation due to the aspects of our business and objectives that might be unique to us, we generally believe that gathering this information is an important part of our compensation-related decision-making process.

We recognize that to attract, retain and motivate key individuals, such as our named executive officers, the Compensation Committee might determine that it is in our best interests to negotiate total compensation packages with our executive management that may deviate from the general principle of targeting total compensation at the median level for the peer group. Actual pay for each named executive officer is determined around this structure, driven by the performance of the executive over time, as well as our annual performance.

For purposes of compensation decisions based on 2015 performance and compensation, our peer group of companies consisted of the following: Eleven Biotherapeutics, Inc., Alimera Sciences, Inc., Ocular Therapeutix, Inc., and pSivida Corp. These companies were chosen based on their comparable profile, stage of development, market capitalization, and therapeutic area of focus.

Say-on-Pay and Say-on-Frequency Feedback from Stockholders

The Board and the Compensation Committee value the opinions of our stockholders, and consider the outcome of advisory stockholder votes when making future compensation decisions for our named executive officers. At our 2014 annual meeting, 99.06% of the votes cast approved our advisory resolution regarding the compensation of our named executive officers. In addition, 86.93% of the votes cast voted that an advisory vote on executive compensation should occur every three years; consequently the Company’s next advisory vote on executive compensation will occur at our annual meeting of stockholders in 2017. With stockholders showing strong support of our executive compensation program, the Compensation Committee continued its regular practice of evaluating the program to reflect continued linkage between pay and company performance and carefully considered actual compensation payouts, seeking to provide compensation that follows our compensation philosophy and meets our compensation objectives described above. In light of all pertinent considerations, the Compensation Committee believes that the Company’s compensation programs embody a pay-for-performance philosophy that is well suited for these purposes.

Executive Compensation Policy

The principal components of compensation for the Company’s executive officers are base salary, discretionary annual cash incentive awards and long-term incentive compensation in the form of options, restricted common stock or other forms of equity.

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The Company also provides severance benefits upon a change in control of the Company, a 401(k) plan and a group health plan. The Company does not maintain supplemental retirement programs for its executive officers because we believe that the existing compensation arrangements enable the Company’s executive officers to adequately plan for their retirement.

Compensation Program Elements

Base Salary. Ohr’s base salary is designed to recognize the duties and responsibilities of each executive officer and the experience, knowledge, ability and skill of the executive officer that holds each such position. We believe that base salaries are an important component of the Company’s executive compensation program and are critical in attracting and retaining executive talent. The Compensation Committee reviews base salaries of the Company’s executive officers on an annual basis. In setting annual base salaries, the Compensation Committee considers the Company’s overall financial and operating performance in the prior year, the Company-wide target for base salary increases for all employees, market and competitive salary information, including for our peer companies as noted above, inflation, changes in the scope of an executive officer’s job responsibilities, other components of compensation and other relevant factors. The Compensation Committee also reviews the executive officer’s individual performance.

Annual Incentive Cash Compensation. This component of compensation provides an incentive to the executive officers to achieve both Company and individual performance objectives and to be rewarded for those achievements.

Our plan is that after each fiscal year, the Compensation Committee will determine the bonus for the named executive officers, for that year. In all cases, the Committee seeks to establish bonuses that are designed to ensure that total cash compensation is competitive and reflects performance in that year.

The size of the final discretionary bonuses paid to the named executive officers are not based on a specific formula or level of achievement, but rather at the discretion of the Compensation Committee taking into account the factors discussed above.

Based on the Company’s corporate and operational performance in fiscal year 2015 and the individual performance of each named executive officer, in January 2016 the Compensation Committee approved the bonuses below. In determining the amounts of these payments, we also considered the importance of retaining our key employees and motivating them to implement our long-term strategic plan to develop additional products and to acquire potential products.

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Name	Cash Bonus

Jason Slakter	$175,000
Chief Executive Officer

Sam Backenroth	$107,500
Chief Financial Officer

Avner Ingerman	$120,000
Chief Clinical Officer

The Committee believes its approach to cash incentive awards properly motivates and rewards the Company’s executive officers and provides the Committee with appropriate discretion and flexibility to set awards that reflect both the Company’s performance and each named executive officer’s contributions for the given year.

Perquisites and Other Benefits. The Company’s philosophy is not to provide executive perquisites or other special benefits. Instead, we maintain broad-based benefits that we provide to all employees, including our executive officers. These benefits include a 401(k) retirement savings plan (without matching contributions from the Company) and a group health plan.

Stock-Based Awards. Stock-based awards under our 2009 and 2014 Stock Incentive Plan are the primary form of long-term compensation offered to our named executive officers. Under our 2009 and 2014 Stock Incentive Plan, the Compensation Committee may grant named executive officers and other employees eligible to participate in the Plan, incentive and nonqualified stock options and restricted stock awards.

The Committee grants option awards to named executive officers and other employees eligible to participate in our 2014 Stock Incentive Plan that generally vest 25% immediately and vest annually in equal installments on the first, second and third anniversaries of the grant date, subject to continued employment.

The Committee believes its option and stock award program is consistent with its stated objective of establishing a performance-based executive compensation system to reward and incentivize the named executive officers and other employees and consultants because the value of the options and stock generally will be tied to the Company’s financial and operating performance over time. The Committee believes this link to longer-term performance aligns the interests of the named executive officers, employees and consultants with the interests of our stockholders. In addition, the typical three-year vesting schedule for most option or stock awards helps the Company retain executive talent because unvested options or stock awards are automatically forfeited upon the termination of an executive officer’s employment. Thus, the recipient of an option or stock award is incentivized to remain with the Company during the vesting period.

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Policy on Timing of Equity Grants

We do not have any formal plan or practice to time equity grants in coordination with our public release or disclosure of material nonpublic information, but we generally only make grants at times when we do not have any material nonpublic information about our Company. We also do not time our release of material nonpublic information for purposes of affecting the value of compensation to employees, including our officers.

Stockholder Communications with the Board of Directors

The Company adopted a policy for stockholder communications with the Board. Persons interested in communicating with any particular director, the independent directors or the Board as a whole may address correspondence to the intended recipient, in care of Ohr Pharmaceutical, Inc. at 800 Third Avenue, 11th Floor, New York, New York 10022. If no particular director is named, letters will be forwarded, depending on the subject matter, to the Chair of the Audit or Compensation Committee.

Code of Ethics

The Company adopted the Ohr Pharmaceutical, Inc. Code of Ethics that applies to all officers, directors and employees. All of the Company’s employees must carry out their duties in accordance with the policies set forth in the Code of Ethics and with applicable laws and regulations. The Code of Ethics is available on our website at http://content.stockpr.com/ohrpharmaceutical/media/259dcf07b5815c8c71285ce69b2b9614.pdf. If the Company makes any substantive amendments to the Code of Ethics or grants any waiver from a provision of the Code of Ethics to any executive officer or director, the Company will promptly disclose the nature of the amendment or waiver on its website.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors and executive officers and persons who own more than 10% of the issued and outstanding shares of our common stock to file reports of initial ownership of common stock and other equity securities and subsequent changes in that ownership with the SEC. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file. To our knowledge, during the fiscal year ended September 30, 2015, all Section 16(a) filing requirements applicable to our officers, directors and greater than 10% beneficial owners were complied with.

Securities Authorized for Issuance under Equity Compensation Plans

The following table presents information as of September 30, 2015, with respect to equity compensation plans under which shares of common stock are authorized for issuance.

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Plan Category	Number of Securities to Be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans
Equity Compensation Plans Approved by Stockholders	2,081,550	$9.10	556,698
Total	2,081,550	$9.10	556,698

Recommendation of the Board of Directors

The board of directors recommends a vote in favor of the named nominees - Proposal 1.

PROPOSAL 2: - THE OHR PHARMACEUTICAL, INC. 2016 CONSOLIDATED STOCK INCENTIVE PLAN

Ohr Pharmaceutical, Inc. 2016 Consolidated Stock Incentive Plan

General Information. The Board of Directors adopted the Ohr Pharmaceutical, Inc. 2016 Consolidated Stock Incentive Plan (the “2016 Plan”) on January 7, 2016 to assist the Company in recruiting and retaining individuals with ability and initiative by enabling them to receive awards and participate in the future success of the Company by associating their interests with those of the Company and its stockholders. The 2016 Plan is intended to permit the grant of stock options (both incentive stock options (“ISOs”) and non-qualified stock options (“NQSOs”)), stock appreciation rights (“SARs”), restricted stock (“Restricted Stock Awards”), restricted stock units (“RSUs”) and other incentive awards (“Incentive Awards”). A summary of the principal features of the 2016 follows. Every aspect of the 2016 Plan is not addressed in this summary. Stockholders are encouraged to read the full text of the 2016 Plan which is attached to this proxy statement as Appendix A.

Prior Plans. We previously maintained each of the 2014 Plan and the 2009 Plan. The 2016 Plan is intended to consolidate the 2014 Plan and the 2009 Plan into a new plan, with an aggregate number of shares available for issuance under the 2016 Plan as set forth below under “- Shares Subject to Plan.” However, as described below, for Options and Restricted Stock Awards granted under the 2014 Plan and the 2009 Plan prior to January 7, 2016, the terms and conditions of the 2014 Plan and the 2009 Plan and the applicable award agreements will control, except that the our Compensation Committee (the “Committee”), in its discretion may allow a participant to pay all or part of the option price (i) by surrendering shares of common stock to the Company that the participant already owns and, if necessary to avoid adverse accounting consequences, has held for at least six months; (ii) by a cashless exercise through a broker; (iii) by means of a “net exercise” procedure, (iv) by such other medium of payment as the Committee in its discretion shall authorize or (v) by any combination of the aforementioned methods of payment. If shares of common stock are used to pay all or part of the Option price, the sum of the cash and cash equivalent and the fair market value (determined as of the day preceding the date of exercise) of the shares surrendered shall equal the Option price of the shares for which the Option is being exercised.

Written Agreements. All awards granted under the 2016 Plan will be governed by separate written agreements between the Company and the participants. The written agreements will specify when the award may become vested, exercisable or payable, as well as other terms and conditions that may apply to the award. No right or interest of a participant in any award will be subject to any lien, obligation or liability of the participant. The laws of the State of Delaware govern the 2016 Plan.

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Awards, other than Restricted Stock Awards, may be granted under the 2016 Plan after its adoption by the Board of Directors, provided that no award will be effective unless the stockholders approve the 2016 Plan within 12 months of its adoption. Restricted Stock Awards may only be granted after the stockholders approve the 2016 Plan. No awards may be granted after January 7, 2026, the date which is 10 years after the adoption of the 2016 Plan by the Board.

Tax Treatment. It is intended that awards granted under the 2016 Plan shall be exempt from treatment as “deferred compensation” subject to Section 409A of the Internal Revenue Code of 1986 (and any amendments thereto) (the “Code”).

Administration. The Company bears all expenses of administering the 2016 Plan. The Committee administers the 2016 Plan. The Committee has the authority to grant awards to such persons and upon such terms and conditions (not inconsistent with the provisions of the 2016 Plan), as it may consider appropriate. The Committee may delegate to one or more officers of the Company all or part of its authority and duties with respect to awards to individuals who are not subject to Section 16 of the Securities Exchange Act of 1934, as amended.

Eligibility for Participation. Any of the Company’s employees or service providers, including any employees or service providers of our Affiliates (as defined in the 2016 Plan), and any non-employee member of our Board of Directors or the boards of directors of our Affiliates, is eligible to receive an award under the 2016 Plan. However, ISOs may only be granted to employees of the Company or an Affiliate.

Shares Subject to Plan. The maximum number of shares of Common Stock that may be issued under the life of the 2016 Plan pursuant to awards will be (a) 5,833,334 shares minus (b) the number of shares of Common Stock that previously have been issued pursuant to the exercise of options under the 2009 or 2014 Plans or the number of shares of restricted stock granted under the 2014 Plan and the 2009 Plan that, as of the January 7, 2016 are no longer subject to a substantial risk of forfeiture. One hundred percent (100%) of such shares may be issued pursuant to Options (including Incentive Stock Options), SARs, Restricted Stock Awards, Restricted Stock Units or Incentive Awards or any combination of Awards. Of the 5,833,334 shares, 333,334 previously were authorized under the 2009 Plan and 2,750,000 previously were authorized under the 2014 Plan.

Shares of Common Stock covered by an Award shall only be counted as issued to the extent they are actually issued. A share of Common Stock issued in connection with any Award under the 2016 Plan shall reduce the total number of shares of Common Stock available for issuance under the 2016 Plan by one; provided, however, that a share of Common Stock covered under a stock-settled SAR shall reduce the total number of shares of Common Stock available for issuance under the 2016 Plan by one even though the shares of Common Stock are not actually issued in connection with settlement of the SAR. Except as otherwise provided in the 2016 Plan, any shares of Common Stock related to an Award which terminates by expiration, forfeiture, cancellation or otherwise without issuance of shares of Common Stock, which is settled in cash in lieu of Common Stock or which is exchanged, with the Committee’s permission, prior to the issuance of shares of Common Stock, for Awards not involving shares of Common Stock, shall again be available for issuance under the 2016 Plan. The following shares of Common Stock, however, may not again be made available for issuance as Awards under the 2016 Plan: (i) shares of Common Stock not issued or delivered as a result of a net settlement of an outstanding Award, (ii) shares of Common Stock tendered or held to pay the exercise price, purchase price or withholding taxes relating to an outstanding Award, or (iii) shares of Common Stock repurchased on the open market with the proceeds of the exercise price of an Award.

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In any calendar year, no participant may be granted options, SARs, Restricted Stock Awards, RSUs, or any combination thereof that relate to more than 500,000 shares of Common Stock. In any calendar year, no participant may be granted an Incentive Award (i) with reference to a specified dollar limit for more than $3,000,000 million and (ii) with reference to a specified number of shares of Common Stock for more than 500,000 shares of Common Stock. The maximum number of shares of Common Stock that may be issued pursuant to awards, the per individual limits on awards and the terms of outstanding awards will be adjusted as the Committee in its sole discretion determines is equitably required in the event of corporate transactions and other appropriate events.

Options. A stock option entitles the participant to purchase from the Company a stated number of shares of Common Stock. The Committee will determine whether the option is intended to be an ISO or a NQSO and specify the number of shares of Common Stock subject to the option. In the case of ISOs, the aggregate fair market value (determined as of the date of grant) of Common Stock with respect to which an ISO may become exercisable for the first time during any calendar year cannot exceed $100,000; and if this limitation is exceeded, the ISOs which cause the limitation to be exceeded will be treated as NQSOs. The exercise price per share of Common Stock may not be less than the fair market value of the Common Stock on the date the option is granted. With respect to an ISO granted to a participant who beneficially owns more than 10% of the combined voting power of the Company or any Affiliate (determined by applying certain attribution rules), the exercise price per share may not be less than 110% of the fair market value of the Common Stock on the date the option is granted. The exercise price may be paid in cash or, if the agreement so provides, the Committee may allow a participant to pay all or part of the exercise price by tendering shares of Common Stock the participant already owns, through a broker-assisted cashless exercise, by means of “net exercise” procedure, any other specified medium of payment or a combination.

Stock Appreciation Rights. (“SARs”). A SAR entitles the participant to receive, upon exercise, the excess of the fair market value on that date of each share of Common Stock subject to the exercised portion of the SAR over the fair market value of each such share on the date of the grant of the SAR. A SAR can be granted alone or in tandem with an option. A SAR granted in tandem with an option is called a Corresponding SAR and entitles the participant to exercise the option or the SAR at which time the other tandem award expires. The Committee will specify the number of shares of Common Stock subject to a SAR and whether the SAR is a Corresponding SAR. No participant may be granted Corresponding SARs in tandem with ISOs which are first exercisable in any calendar year for shares of Common Stock having an aggregate fair market value (determined as of the date of grant) that exceeds $100,000; and if this limitation is exceeded the tandem option will be treated as NQSOs. A Corresponding SAR may be exercised only to the extent that the related option is exercisable and the fair market value of the Common Stock on the date of exercise exceeds the exercise price of the related option. As set forth in the agreement, the amount payable as a result of the exercise of a SAR may be settled in cash, shares of Common Stock or a combination of each.

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Restricted Stock Awards. A Restricted Stock Award is the grant or sale of shares of Common Stock, which may be subject to forfeiture restrictions. The Committee will prescribe whether the Restricted Stock Award is forfeitable and the conditions to which it is subject. If the participant must pay for a Restricted Stock Award, payment for the award generally shall be made in cash or, if the agreement so provides, by surrendering shares of Common Stock the participant already owns or any other medium of payment. Prior to vesting or forfeiture, a participant will have all rights of a shareholder with respect to the shares underlying the Restricted Stock Award, including the right to receive dividends and vote the underlying shares; provided, however, the participant may not transfer the shares. The Company may retain custody of the certificates evidencing the shares until they are no longer forfeitable.

RSUs. An RSU entitles the participant to receive shares of Common Stock when certain conditions are met. The Committee will prescribe when the RSUs shall become payable. The Company will pay the participant one share of Common Stock for each RSU that becomes earned and payable

Incentive Awards. An Incentive Award entitles the participant to receive cash or Common Stock or a combination of each when certain conditions are met. The Committee will prescribe the terms and conditions of the Incentive Award. As set forth in the participant’s agreement, an Incentive Award may be paid in cash, shares of Common Stock or a combination of each.

Performance Objectives. The Committee has discretion to establish objectively-determinable performance conditions for when awards will become vested, exercisable and payable. Objectively-determinable performance conditions are performance conditions (i) that are established in writing (a) at the time of grant (b) no later than the earlier of (x) 90 days after the beginning of the period of service to which they relate and (y) before the lapse of 25% of the period of service to which they relate; (ii) that are uncertain of achievement at the time they are established; and (iii) the achievement of which is determinable by a third party with knowledge of the relevant facts. These performance conditions may include any or any combination of the following: (a) gross, operating or net earnings before or after taxes; (b) return on equity; (c) return on capital; (d) return on sales; (e) return on investments; (f) return on assets or net assets; (g) earnings per share; (h) cash flow per share; (i) book value per share; (j) gross margin; (k) customers; (l) cash flow or cash flow from operations; (m) fair market value of the Company or any Affiliate or shares of Common Stock; (n) share price or total shareholder return; (o) market share; (p) level of expenses or other costs; (q) gross, operating or net revenue; (r) earnings before interest and taxes; (s) adjusted earnings before interest and taxes; (t) profitability; (u) earnings before interest, taxes, depreciation and amortization; (v) adjusted earnings before interest, taxes, depreciation and amortization; (w) adjusted earnings before interest, taxes, depreciation and amortization less capital expenditures; (x) research and development milestones; (y) business development objectives, partnerships and other collaborations; or (z) peer group comparisons of any of the aforementioned performance conditions. Performance conditions may be related to a specific customer or group of customers or geographic region. The form of the performance conditions also may be measured on a Company, Affiliate, division, business unit, service line, segment or geographic basis or a combination thereof. Performance goals may reflect absolute entity performance or a relative comparison of entity performance to the performance of a peer group of entities or other external measure of the selected performance conditions. Profits, earnings and revenues used for any performance condition measurement may exclude any extraordinary or nonrecurring items. The performance conditions may, but need not, be based upon an increase or positive result under the aforementioned performance criteria and could include, for example and not by way of limitation, maintaining the status quo or limiting the economic losses (measured, in each case, by reference to the specific business criteria). An award that is intended to become exercisable, vested or payable on the achievement of performance conditions means that the award will not become exercisable, vested or payable solely on mere continued employment or service. However, such an award, in addition to performance conditions, may be subject to continued employment or service by the participant. Additionally, the vesting, exercise or payment of an award can be conditioned on mere continued employment or service if it is not intended to qualify as qualified performance-based compensation under Section 162(m) of the Code.

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Change in Control. In the event of or in anticipation of a “Change in Control” (as defined in the 2016 Plan), the Committee in its discretion may terminate outstanding awards (i) by giving the participants an opportunity to exercise the awards that are then exercisable and then terminating, without any payment, all awards that have not been exercised (including those that were not then exercisable) or (ii) by paying the participant the value of the awards that are then vested, exercisable or payable without payment for any awards that are not then vested, exercisable or payable or that have no value. Alternatively, the Committee may take such other action as the Committee determines to be reasonable under the circumstances to permit the participant to realize the vested value of the award. The Committee may provide that a participant’s outstanding awards become fully exercisable or payable on and after a Change in Control or immediately before the date the awards will be terminated in connection with a Change in Control. Awards will not be terminated to the extent they are to be continued after the Change in Control.

Stockholder Rights. No participant shall have any rights as a shareholder of the Company until the award is settled by the issuance of Common Stock (other than a Restricted Stock Award or RSUs for which certain shareholder rights may be granted).

Transferability. An award is non-transferable except by will or the laws of descent and distribution, and during the lifetime of the participant to whom the award is granted, the award may only be exercised by, or payable to, the participant. The holder of the transferred award will be bound by the same terms and conditions that governed the award during the period that it was held by the participant.

Maximum Award Period. No award shall be exercisable or become vested or payable more than ten years after the date of grant. An ISO granted to a participant who beneficially owns more than 10% of the combined voting power of the Company or any Affiliate (determined by applying certain attribution rules) or a Corresponding SAR that relates to such an ISO may not be exercisable more than five years after the date of grant.

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Compliance With Applicable Law. No award shall be exercisable, vested or payable except in compliance with all applicable federal and state laws and regulations (including, without limitation, tax and securities laws), any listing agreement with any stock exchange to which the Company is a party, and the rules of all domestic stock exchanges on which the Company’s shares may be listed.

Amendment and Termination of Plan. The Board of Directors may amend or terminate the 2016 Plan at any time; provided, however, that no amendment may adversely impair the rights of a participant with respect to outstanding awards without the participant’s consent. An amendment will be contingent on approval of the Company’s shareholders, to the extent required by law, by the rules of any stock exchange on which the Company’s securities are then traded or if the amendment would (i) increase the benefits accruing to participants under the 2016 Plan, including without limitation, any amendment to the 2016 Plan or any agreement to permit a repricing or decrease in the exercise price of any outstanding options or SARs, (ii) increase the aggregate number of shares of Common Stock that may be issued under the 2016 Plan, (iii) modify the requirements as to eligibility for participation in the 2016 Plan or (iv) change the stated performance conditions for qualified performance-based compensation under Section 162(m) of the Code. Additionally, to the extent the Board deems necessary for the 2016 Plan to continue to grant awards that are intended to comply with the performance-based exception to the deduction limits of Code Section 162(m), the Board will submit the material terms of the stated performance conditions to the Company’s shareholders for approval no later than the first shareholder meeting that occurs in the fifth year following the year in which the shareholders previously approved the material terms of the performance goals.

Notwithstanding any other provision of the 2016 Plan, the Committee may amend any outstanding award without participant’s consent if, as determined by the Committee in its sole discretion, such amendment is required either to (i) confirm exemption from Section 409A of the Code, (ii) comply with Section 409A of the Code or (iii) prevent the Participant from being subject to any tax or penalty under Section 409A of the Code.

Forfeiture Provisions. Awards do not confer upon any individual any right to continue in the employ or service of the Company or any Affiliate. All rights to any award that a participant has will be immediately forfeited if the participant is discharged from employment or service for “Cause” (as defined in the 2016 Plan).

The 2016 Plan is effective on January 7, 2016, the date of its adoption by the Board, contingent, however, on approval of the 2016 Plan by the Company’s stockholders within 12 months of such date. If the 2016 Plan is not approved by the Company’s stockholders, all Awards granted under the 2016 Plan will be forfeited and of no force or effect, but the 2014 Plan and the 2016 Plan and the Awards granted thereunder shall continue in effect in accordance with their terms as they existed on or before January 7, 2016.

Material U.S. Federal Income Tax Consequences

The following discussion summarizes the material United States federal income tax consequences associated with awards granted under the 2016 Plan to U.S. citizens. The discussion is based on laws, regulations, rulings and court decisions currently in effect, all of which are subject to change.

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ISOs. A participant will not recognize taxable income on the grant or exercise of an ISO. A participant will recognize taxable income when he or she disposes of the shares of Common Stock acquired under the ISO. If the disposition occurs more than two years after the grant of the ISO and more than one year after its exercise (the “ISO holding period”), the participant will recognize long-term capital gain (or loss) to the extent the amount realized from the disposition exceeds (or is less than) the participant’s tax basis in the shares of Common Stock. A participant’s tax basis in shares of the Common Stock generally will be the amount the participant paid for the shares.

If Common Stock acquired under an ISO is disposed of before the expiration of the ISO holding period described above, the participant will recognize as ordinary income in the year of the disposition the excess of the fair market value of the Common Stock on the date of exercise of the ISO over the exercise price. Any additional gain will be treated as long-term or short-term capital gain, depending on the length of time the participant held the shares. A special rule applies to such a disposition where the amount realized is less than the fair market value of the Common Stock on the date of exercise of the ISO. In that case, the ordinary income the participant will recognize will not exceed the excess of the amount realized on the disposition over the exercise price. If the amount realized is less than the exercise price, the participant will recognize a capital loss (long-term if the stock was held more than one year and short-term if held one year or less). A participant will receive different tax treatment if the exercise price is paid by delivery of Common Stock the participant already owns.

Neither the Company nor any of its Affiliates will be entitled to a federal income tax deduction with respect to the grant or exercise of an ISO. However, in the event a participant disposes of Common Stock acquired under an ISO before the expiration of the ISO holding period described above, the Company or its Affiliate will be entitled to a federal income tax deduction equal to the amount of ordinary income the participant recognizes.

NQSOs. A participant will not recognize any taxable income on the grant of a NQSO. On the exercise of a NQSO, the participant will recognize as ordinary income the excess of the fair market value of the Common Stock acquired over the exercise price. A participant’s tax basis in the Common Stock is the amount paid plus any amounts included in income on exercise. The participant’s holding period for the stock begins on acquisition of the shares. Any gain or loss that a participant realizes on a subsequent disposition of Common Stock acquired on the exercise of a NQSO generally will be treated as long-term or short-term capital gain or loss, depending on the length of time the participant held such shares. The amount of the gain (or loss) will equal the amount by which the amount realized on the subsequent disposition exceeds (or is less than) the participant’s tax basis in his or her shares. A participant will receive different tax treatment if the exercise price is paid by delivery of Company Stock the participant already owns.

The exercise of a NQSO will entitle the Company or its Affiliate to claim a federal income tax deduction equal to the amount of ordinary income the participant recognizes. If the participant is an employee, that ordinary income will constitute wages subject to withholding and employment taxes.

SARs. A participant will not recognize any taxable income at the time the SARs are granted. The participant at the time of receipt will recognize as ordinary income the amount of cash and the fair market value of the Common Stock that he or she receives. The Company or its Affiliate will be entitled to a federal income tax deduction equal to the amount of ordinary income the participant recognizes. If the participant is an employee, that ordinary income will constitute wages subject to withholding and employment taxes.

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Restricted Stock Awards. A participant will recognize ordinary income on account of a Restricted Stock Award on the first day that the shares are either transferable or not subject to a substantial risk of forfeiture. The ordinary income recognized will equal the excess of the fair market value of the Common Stock on such date over the amount, if any, the participant paid for the Restricted Stock Award. However, even if the shares under a Restricted Stock Award are both nontransferable and subject to a substantial risk of forfeiture, the participant may make a special “83(b) election” within 30 days of the grant date to recognize income, and have his or her tax consequences determined, as of the date the Restricted Stock Award is made. The participant’s tax basis in the shares received will equal the income recognized plus the price, if any, paid for the Restricted Stock Award. Any gain (or loss) that a participant realizes upon the sale of any Common Stock acquired pursuant to a Restricted Stock Award will be equal to the amount by which the amount realized on the disposition exceeds (or is less than) the participant’s tax basis in the shares and will be treated as long-term (if the shares are held for more than one year) or short-term (if the shares are held for one year or less) capital gain or loss. The participant’s holding period for the stock begins on the date the shares are either transferable or not subject to a substantial risk of forfeiture, except that the holding period will begin on the date of grant if the participant makes the special “83(b) election.” The Company or its Affiliate will be entitled to a federal income tax deduction equal to the ordinary income the participant recognizes. If the participant is an employee, that ordinary income will constitute wages subject to withholding and employment taxes.

RSUs. The participant will not recognize any taxable income at the time the RSUs are granted. When the terms and conditions to which the RSUs are subject have been satisfied and the RSUs are paid, the participant, at the time of receipt, will recognize as ordinary income the fair market value of the Common Stock he or she receives. The participant’s holding period in the Common Stock will begin on the date the stock is received. The participant’s tax basis in the Common Stock will equal the amount he or she includes in ordinary income. Any gain or loss that a participant realizes on a subsequent disposition of the shares will be treated as long-term or short-term capital gain or loss, depending on the participant’s holding period for the stock (long-term if the shares are held for more than one year; short-term if one year or less). The amount of the gain (or loss) will equal the amount by which the amount realized on the disposition exceeds (or is less than) the participant’s tax basis in the Common Stock. The Company or its Affiliate will be entitled to a federal income tax deduction equal to the ordinary income the participant recognizes. If the participant is an employee, that ordinary income will constitute wages subject to withholding and employment taxes.

Incentive Awards. A participant will not recognize any taxable income at the time an Incentive Award is granted. When the terms and conditions to which an Incentive Award is subject have been satisfied and the award is paid, the participant, at the time of receipt, will recognize as ordinary income the amount of cash and the fair market value of the Common Stock he or she receives. The participant’s holding period in any Common Stock received will begin on the date of receipt. The participant’s tax basis in the Common Stock will equal the amount he or she includes in ordinary income with respect to such shares. Any gain or loss that a participant realizes on a subsequent disposition of the Common Stock will be treated as long-term or short-term capital gain or loss, depending on the participant’s holding period for the Common Stock (long-term if the shares are held for more than one year; short-term if one year or less). The amount of the gain (or loss) will equal the amount by which the amount realized on the disposition exceeds (or is less than) the participant’s tax basis in the Common Stock. The Company or its Affiliate will be entitled to a federal income tax deduction equal to the amount of ordinary income the participant recognizes. If the participant is an employee, that ordinary income will constitute wages subject to withholding and employment taxes.

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Limitation on Deductions. The deduction for a publicly-held corporation for otherwise deductible compensation to a “covered employee” generally is limited to $1 million per year. An individual is a covered employee if he or she is the chief executive officer or one of the other three highest compensated officers for the year (other than the chief executive officer or chief financial officer). The $1 million limit does not apply to compensation payable solely because of the attainment of performance conditions that meet the requirements set forth in Section 162(m) of the Code and the regulations thereunder. Compensation is considered performance-based only if (a) it is paid solely on the achievement of one or more performance conditions; (b) two or more “outside directors” set the performance conditions; (c) before payment, the material terms under which the compensation is to be paid, including the performance conditions, are disclosed to, and approved by, the shareholders and (d) before payment, two or more “outside directors” certify in writing that the performance conditions have been met. The 2016 Plan has been designed to enable the Committee to structure awards that are intended to meet the requirements for qualified performance-based compensation that would not be subject to the $1 million per year deduction limit under Section 162(m) of the Code.

Any grant, exercise, vesting or payment of an award may be postponed if the Company reasonably believes that its or any applicable Affiliate’s deduction with respect to such award would be limited or eliminated by application of Code Section 162(m) to the extent permitted by Section 409A of the Code; provided, however, such delay will last only until the earliest date at which the Company reasonably anticipates the deduction will not be limited or eliminated under Code Section 162(m).

Other Tax Rules. The 2016 Plan is designed to enable the Committee to structure awards that are intended to not be subject to Code Section 409A, which imposes certain restrictions and requirements on deferred compensation

New Plan Benefits

Any future awards under the 2016 Plan will be made at the discretion of the Compensation Committee as described above. Consequently, the Company cannot determine, with respect to any particular person or group, the number or value of the awards that will be granted in the future pursuant to the Plan. However, the awards that have been made under the previous plans, which would have been issued under the Plan had it been in effect, are reflected in the Grant of Plan Based Awards table.

Recommendation of the Board of Directors

The Board of Directors recommends a vote FOR approval of the Ohr Pharmaceutical, Inc. 2016 Consolidated Stock Incentive Plan.

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PROPOSAL 3: - RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

The Board of Directors has selected MaloneBailey, LLP as the Company’s independent auditors for the fiscal year ending September 30, 2016 and has further directed that management submit the selection of independent auditors for ratification by the stockholders at the Annual Meeting. MaloneBailey, LLP has audited Ohr Pharmaceutical’s financial statements since 2012. Representatives of MaloneBailey, LLP are expected to be telephonically present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Neither the Company’s Bylaws nor other governing documents or law require stockholder ratification of the selection of MaloneBailey, LLP as the Company’s independent auditors. However, the Board is submitting the selection of MaloneBailey, LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Board in its discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

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Principal Accountant Fees and Services.

For fiscal year 2015, MaloneBailey charged the Company a total of $92,500 for independent accounting and review fees. For fiscal year 2014, MaloneBailey charged the Company a total of $57,750 for independent accounting and review fees. The following table represents aggregate fees billed to the Company for fiscal years ending September 30, 2015 and 2014 by MaloneBailey.

	Fiscal Year Ended
	September 30, 2015 (1)	September 30, 2014 (2)
Audit Fees & Audit-Related Fees	$92,500	$57,750
Tax Fees	$3,500	2,595
All Other Fees
Total Fees	$96,000	$60,345

(1)	Fees billed to the Company through September 30, 2015.

(2)	Fees billed to the Company through September 30, 2014.

Pre-Approval of Audit and Non-Audit Services

The Board has not approved any formal policy concerning pre-approval of the auditors to perform both audit and non-audit services (services other than audit, review and attest services). Instead, on a case by case basis, any audit or non-audit services proposed to be performed are considered by and, if deemed appropriate, approved by the Board in advance of the performance of such services.

Recommendation of the Board of Directors

The Board of Directors recommends a vote “For” the selection of MaloneBailey, LLP as the Company’s independent auditors for the year ending September 30, 2016.

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PRINCIPAL STOCKHOLDERS

The following table provides information about the beneficial ownership of our common stock as of January 25, 2016.

•	each person or entity known by us to own beneficially more than five percent of our common stock;

•	the named executive officers;

•	each of our directors; and

•	all of our directors and executive officers as a group.

In accordance with Securities and Exchange Commission rules, beneficial ownership includes any shares for which a person or entity has sole or shared voting power or investment power and any shares for which the person or entity has the right to acquire beneficial ownership within 60 days after January 25, 2016 through the exercise of any option, warrant or otherwise. Except as noted below, we believe that the persons named in the table have sole voting and investment power with respect to the shares of common stock set forth opposite their names. Percentage of beneficial ownership is based on 31,436,470 shares of common stock outstanding as of January 25, 2016, plus any shares of common stock issuable upon exercise of presently exercisable common stock options or common stock warrants held by such person or entity. All shares included in the “Right to Acquire” column represent shares subject to outstanding stock options or warrants that are exercisable within 60 days after January 25, 2016. The address of each of our directors and executive officers is c/o Ohr Pharmaceutical, Inc., 800 Third Avenue, 11th Floor, New York, New York 10022.

Name and Address of Beneficial Owner	Shares Owned	Right to Acquire (1)	Common and Warrant Shares Owned Beneficially	Fully Diluted Ownership Percentage (2)
Orin Hirschman (3)	2,376,939	313,000	2,689,939	8.5%

GCK Corp. (4)	1,648,700	—	1,648,700	5.2%
4000 Hollywood Blvd. 530 N
Hollywood, FL 33021

Jason Slakter (5)	1,588,619	25,000	1,613,619	5.1%

Ira Greenstein (6)	331,051	188,667	519,718	1.6%

Sam Backenroth (7)	136,199	350,833	487,032	1.5%

Thomas Riedhammer (8)	8,000	149,500	157,500	0.5%

June Almenoff (9)	16,900	149,500	166,400	0.5%

Avner Ingerman (10)	61,000	100,000	161,000	0.5%

Irach Taraporewala	142,800	—	142,800	0.5%
c/o OHR Pharmaceutical, Inc.
800 Third Ave., 11th Floor
New York, NY 10022

All Officers and Directors as a Group	4,518,708	1,276,500	5,795,208	17.7%

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(1)	Only includes vested and exercisable securities, including securities exercisable within 60 days after January 25, 2015.

(2)	Calculated on the basis of shares of Common Stock outstanding plus the number of shares such holder has the right to acquire.

(3)	Mr. Hirschman is the sole member of AIGH Investment Partners LLC (AIGH) and directly determines investment and voting decisions, and AIGH directly owns shares and warrants to purchase common stock as set forth above. Mr. Hirschman indirectly owns shares as custodian of accounts for the benefit of his minor children. Mr. Hirschman shares voting and dispositive power over shares and warrants held by The Tzedakah Fund. Mr. Hirschman also owns options directly.

(4)	As set forth on Schedule 13G filed February 13, 2014.

(5)	Includes shares held by SKS Ocular, LLC (and affiliates), an affiliate of Dr. Slakter. Dr. Slakter has sole voting and dispositive power over shares and options held by Dr. Slakter personally. Dr. Slakter shares voting and dispositive power over shares held by SKS Ocular, LLC (and affiliates). Dr. Slakter disclaims interest in 316,392 of the 741,897 shares held by SKS.

(6)	Includes shares currently issuable upon exercise of options granted to Mr. Greenstein.

(7)	Includes shares currently issuable upon exercise of options granted to Mr. Backenroth.

(8)	Includes shares currently issuable upon exercise of options granted to Dr. Riedhammer.

(9)	Includes shares currently issuable upon exercise of options granted to Dr. Almenoff.

(10)	Includes shares currently issuable upon exercise of options granted to Dr. Ingerman.

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OTHER MATTERS

Management does not know of any business to be transacted at the meeting other than as indicated herein. However, certain stockholders may present topics for discussion from the floor. Should any such matter properly come before the meeting for a vote, the persons designated as proxies will vote thereon in accordance with their best judgment. You are urged to sign, date and mail the enclosed proxy in the prepaid envelope provided for such purpose. It is hoped that registered stockholders will give us advance notice of their plans by marking the box provided on the proxy card. A list of our Stockholders of record at the close of business on January 25, 2016, will be available at the Annual Meeting and during the ten days prior thereto, at the office of the Company’s counsel, Troutman Sanders LLP, 875 Third Avenue, in the City of New York, New York County, New York.

If you will need special assistance at the Annual Meeting because of a disability, or if you require directions to the Meeting, please contact Ira Greenstein, the Corporate Secretary of the Company, at (212) 682-8452.

By Order of the Board of Directors,

Ira Greenstein

Secretary

New York, New York
January 29, 2016

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OHR PHARMACEUTICAL, INC.

2016 CONSOLIDATED STOCK INCENTIVE PLAN

Effective as of January 7, 2016

TABLE OF CONTENTS

Section	Page

i

ii

iii

ARTICLE I
DEFINITIONS

1.01 Affiliate

Affiliate, as it relates to any limitations or requirements with respect to Incentive Stock Options, means any “subsidiary” or “parent” corporation (as such terms are defined in Code Section 424) of the Company. Affiliate otherwise means any entity that is part of a controlled group of corporations or is under common control with the Company within the meaning of Code Sections 1563(a), 414(b) or 414(c), except that, in making any such determination, 50 percent shall be substituted for 80 percent under such Code Sections and the related regulations.

1.02 Agreement

Agreement means a written agreement (including any amendment or supplement thereto) between the Company and a Participant specifying the terms and conditions of an Award granted to such Participant.

1.03 Award

Award means an Incentive Award, Option, Restricted Stock Award, Restricted Stock Unit or SAR granted under this Plan.

1.04 Board

Board means the Board of Directors of the Company.

1.05 Cause

Cause has the same definition as under any employment or service agreement between the Company or any Affiliate and the Participant or, if no such employment or service agreement exists or if such employment or service agreement does not contain any such definition, Cause means (i) the Participant’s act or failure to act amounting to gross negligence or willful misconduct to the detriment of the Company or any Affiliate; (ii) the Participant’s dishonesty, fraud, theft or embezzlement of funds or properties in the course of Participant’s employment; (iii) the Participant’s commission of or pleading guilty to or confessing to any felony; or (iv) the Participant’s breach of any restrictive covenant agreement with the Company or any Affiliate, including but not limited to, covenants not to compete, non-solicitation covenants and non-disclosure covenants. For purposes of the Plan, the Participant’s resignation in anticipation of termination of employment for Cause shall constitute a termination of employment for Cause.

1.06 Change in Control

Change in Control means the occurrence of any of the following events:

(a) The accumulation in any number of related or unrelated transactions by any Person of beneficial ownership (as such term is used in Rule 13d-3 promulgated under the Exchange Act) of fifty percent (50%) or more of the combined voting power of the Company’s voting stock; provided that for purposes of this subsection (a), a Change in Control will not be deemed to have occurred if the accumulation of fifty percent (50%) or more of the voting power of the Company’s voting stock results from any acquisition of voting stock (i) by the Company, (ii) by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Affiliate, or (iii) by any Person pursuant to a merger, consolidation or reorganization (a “Business Combination”) that would not cause a Change in Control under subsection (b) below; or

(b) Consummation of a Business Combination, unless, immediately following that Business Combination, all or substantially all of the Persons who were the beneficial owners of voting stock of the Company immediately prior to that Business Combination beneficially own, directly or indirectly, at least fifty percent (50%) of the combined voting power of the Company’s voting stock resulting from that Business Combination (including, without limitation, an entity that as a result of that transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions relative to each other as their ownership, immediately prior to that Business Combination, of the voting stock of the Company; or

(c) A sale or other disposition of all or substantially all of the assets of the Company, except pursuant to a Business Combination that would not cause a Change in Control under subsection (b) above; or

(d) Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company, except pursuant to a Business Combination that would not cause a Change in Control under subsection (b) above.

1.07 Code

Code means the Internal Revenue Code of 1986 and any amendments thereto.

1.08 Committee

Committee means the Compensation Committee of the Board, or the Board itself if no Compensation Committee exists. If such Compensation Committee exists, if and to the extent deemed necessary by the Board, such Compensation Committee shall consist of two or more directors, all of whom are “non-employee directors” within the meaning of Rule 16b-3 under the Exchange Act and “outside directors” within the meaning of Code Section 162(m).

1.09 Common Stock

Common Stock means the common stock, par value $.0001 per share, of the Company.

1.10 Company

Company means Ohr Pharmaceutical, Inc., a Delaware corporation, and any successor thereto.

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1.11 Control Change Date

Control Change Date means the date on which a Change in Control occurs. If a Change in Control occurs on account of a series of transactions, the “Control Change Date” is the date of the last of such transactions.

1.12 Corresponding SAR

Corresponding SAR means a SAR that is granted in relation to a particular Option and that can be exercised only upon the surrender to the Company, unexercised, of that portion of the Option to which the SAR relates.

1.13 Effective Date

Effective Date means January 7, 2016

1.14 Exchange Act

Exchange Act means the Securities Exchange Act of 1934, as amended.

1.15 Fair Market Value

Fair Market Value of a share of Common Stock means, on any given date, the fair market value of a share of Common Stock as the Committee in its discretion shall determine; provided, however, that the Committee shall determine Fair Market Value without regard to any restriction other than a restriction which, by its terms, will never lapse and, if the shares of Common Stock are traded on any national stock exchange or quotation system, the Fair Market Value of a share of Common Stock shall be the closing price of a share of Common Stock as reported on stock exchange or quotation system that reflects the principal market on which the Common Stock is traded on such date, or if the shares of Common Stock are not traded on such stock exchange or quotation system on such date, then on the next preceding day that the shares of Common Stock were traded on such stock exchange or quotation system, all as reported by such source as the Committee shall select. The Fair Market Value that the Committee determines shall be final, binding and conclusive on the Company, any Affiliate and each Participant.

1.16 Full Value Award

Full Value Award means an Award other than an Option or SAR and which is settled by the issuance of Common Stock.

1.17 Incentive Award

Incentive Award means an award stated with reference to a specified dollar amount or number of shares of Common Stock which, subject to such terms and conditions as may be prescribed by the Committee entitles the Participant to receive shares of Common Stock, cash or a combination thereof from the Company or an Affiliate.

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1.18 Incentive Stock Option

Incentive Stock Option means an Option that is intended to meet the requirements of Code Section 422.

1.19 Initial Value

Initial Value means, with respect to a Corresponding SAR, the Option price per share of the related Option and, with respect to a SAR granted independently of an Option, the amount determined by the Committee on the date of grant which shall not be less than the Fair Market Value of one share of Common Stock on the date of grant.

1.20 Named Executive Officer

Named Executive Officer means a Participant who, as of the last day of a taxable year, is the Chief Executive Officer of the Company (or is acting in such capacity) or one of the four highest compensated officers of the Company (other than the Chief Executive Officer) or is otherwise one of the group of “covered employees,” all as defined in the regulations promulgated under Code Section 162(m).

1.21 Nonqualified Stock Option

Nonqualified Stock Option means an Option other than an Incentive Stock Option.

1.22 Option

Option means a stock option granted under this Plan that entitles the holder to purchase from the Company a stated number of shares of Common Stock at the price set forth in an Agreement. The term “Option” shall also include any stock option granted under a Prior Plan that is still outstanding as of the Effective Date.

1.23 Participant

Participant means an employee of the Company or an Affiliate, a member of the Board or the Board of Directors of an Affiliate (whether or not an employee), or a person or entity that provides services to the Company or an Affiliate and who satisfies the requirements of Article IV and is selected by the Committee to receive an Award.

1.24 Plan

Plan means this Ohr Pharmaceutical, Inc. 2016 Consolidated Stock Incentive Plan, in its current form and as hereafter amended.

1.25 Person

Person means any individual, corporation, partnership, limited liability company, joint venture, incorporated or unincorporated association, joint-stock company, trust, unincorporated organization or government or other agency or political subdivision thereof or any other entity of any kind.

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1.26 Prior Plan or Prior Plans

Prior Plan means the Ohr Pharmaceutical, Inc. 2009 Stock Incentive Plan and/or the Ohr Pharmaceutical, Inc. Amended and Restated 2014 Stock Incentive Plan.

1.27 Restricted Stock Award

Restricted Stock Award means shares of Common Stock granted to a Participant under Article VIII. The term “Restricted Stock Award” shall also include shares of Restricted Stock granted under a Prior Plan that are still subject to a substantial risk of forfeiture as of the Effective Date.

1.28 Restricted Stock Unit

Restricted Stock Unit means an award, stated with respect to a specified number of shares of Common Stock, that entitles the Participant to receive one share of Common Stock with respect to each Restricted Stock Unit that becomes payable under the terms and conditions of the Plan and the applicable Agreement.

1.29 SAR

SAR means a stock appreciation right that in accordance with the terms of an Agreement entitles the holder to receive cash or a number of shares of Common Stock based on the increase in the Fair Market Value over the Initial Value of the shares underlying the stock appreciation right during a stated period specified by the Committee. References to “SARs” include both Corresponding SARs and SARs granted independently of Options, unless the context requires otherwise.

1.30 Termination Date

Termination Date means the day on which a Participant’s employment or service with the Company and its Affiliates terminates or is terminated.

1.31 Ten Percent Shareholder

Ten Percent Shareholder means any individual who (considering the stock attribution rules described in Code Section 424(d)) owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or any Affiliate.

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ARTICLE II
PURPOSES

The Plan is intended to assist the Company and its Affiliates in recruiting and retaining individuals with ability and initiative by enabling such persons to participate in the future success of the Company and its Affiliates by associating their interests with those of the Company and its stockholders. The Plan is intended to permit the grant of Options qualifying under Code Section 422 (“Incentive Stock Options”) and Options not so qualifying, SARs, Restricted Stock Awards, Restricted Stock Units and Incentive Awards in accordance with the Plan and procedures that may be established by the Committee. No Option that is intended to be an Incentive Stock Option shall be invalid for failure to qualify as an Incentive Stock Option. The proceeds received by the Company from the sale of shares of Common Stock pursuant to this Plan may be used for general corporate purposes. The Company previously maintained each of the Prior Plans. This Plan is intended to consolidate the Prior Plans into a new plan, with an aggregate number of shares available for issuance hereunder as set forth in Article V below. However, as described below, for Options and Restricted Stock Awards granted under a Prior Plan on or before the Effective Date, the terms and conditions of the Prior Plan and the applicable award agreements generally will control (except as provided in Section 6.05).

ARTICLE III
ADMINISTRATION

The Plan shall be administered by the Committee. The Committee shall have authority to grant Awards upon such terms (not inconsistent with the provisions of this Plan) as the Committee may consider appropriate. Such terms may include conditions (in addition to those contained in this Plan) on the exercisability, transferability, and forfeitability of all or any part of an Option or SAR, the transferability or forfeitability of a Restricted Stock Award, or the grant, settlement, forfeitability, or transferability of a Restricted Stock Unit or an Incentive Award, among other terms. Notwithstanding any such conditions, the Committee may, in its discretion and whether or not in connection with a Change in Control, accelerate the time at which any Option or SAR may be exercised, or the time at which a Restricted Stock Award may become transferable or nonforfeitable or the time at which an Incentive Award or award of Restricted Stock Units may be earned and settled. In addition, the Committee shall have complete authority to interpret all provisions of this Plan; to prescribe the form of Agreements; to adopt, amend, and rescind rules and regulations pertaining to the administration of the Plan; and to make all other determinations necessary or advisable for the administration of this Plan. The express grant in the Plan of any specific power to the Committee shall not be construed as limiting any power or authority of the Committee. Any decision made, or action taken, by the Committee in connection with the administration of this Plan shall be final and conclusive. The members of the Committee shall not be liable for any act done in good faith with respect to this Plan or any Agreement or Award. Unless otherwise provided by the Bylaws of the Company, by resolution of the Board or applicable law, a majority of the members of the Committee shall constitute a quorum, and acts of the majority of the members present at any meeting at which a quorum is present, and any acts approved in writing by all members of the Committee without a meeting, shall be the acts of the Committee.

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To the extent applicable law so permits, the Committee, in its discretion, may delegate to one or more officers of the Company all or part of the Committee’s authority and duties with respect to Awards to be granted to individuals who are not subject to the reporting and other provisions of Section 16 of the Exchange Act. The Committee may revoke or amend the terms of any delegation at any time but such action shall not invalidate any prior actions of the Committee’s delegate or delegates that were consistent with the terms of the Plan and the Committee’s prior delegation. If and to the extent deemed necessary by the Board, (i) all Awards granted to any individual who is subject to the reporting and other provisions of Section 16 of the Exchange Act shall be made by a Committee comprised solely of two or more directors, all of whom are “non-employee directors” within the meaning of Rule 16b-3 under the Exchange Act, to the extent necessary to exempt the Award from the short-swing profit rules of Section 16(b) of the Exchange Act and (ii) all Awards granted to an individual who is a Named Executive Officer shall be made by a Committee comprised solely of two or more directors, all of whom are “outside directors” within the meaning of Code Section 162(m), to the extent necessary to preserve any deduction under Section 162(m) of the Code. An Award granted to an individual who is a member of the Committee may be approved by the Committee in accordance with the applicable committee charters then in effect and other applicable law.

The Company shall bear all expenses of administering this Plan. The Company shall indemnify and hold harmless each person who is or shall have been a member of the Committee acting as administrator of the Plan, or any delegate of such, against and from any cost, liability, loss or expense that may be imposed upon or reasonably incurred by such person in connection with or resulting from any action, claim, suit, or proceeding to which such person may be a party or in which such person may be involved by reason of any action taken or not taken under the Plan and against and from any and all amounts paid by such person in settlement thereof, with the Company’s approval, or paid by such person in satisfaction of any judgment in any such action, suit, or proceeding against such person, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. Notwithstanding the foregoing, the Company shall not indemnify and hold harmless any such person if (i) applicable law or the Company’s Articles of Incorporation or Bylaws prohibit such indemnification or (ii) such person did not act in good faith and in a manner that such person believed to be consistent with the Plan or (iii) such person’s conduct constituted gross negligence or willful misconduct. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Articles of Incorporation or Bylaws, as a matter of law or otherwise, or under any other power that the Company may have to indemnify such person or hold him or her harmless. The provisions of the foregoing indemnity shall survive indefinitely the term of this Plan.

ARTICLE IV
ELIGIBILITY

Any employee of the Company or an Affiliate (including an entity that becomes an Affiliate after the adoption of this Plan), a member of the Board or the Board of Directors of an Affiliate (including an entity that becomes an Affiliate after the adoption of the Plan) (whether or not such board member is an employee) and any other person or entity that provides services to the Company or an Affiliate (including an entity that becomes an Affiliate after the adoption of the Plan) is eligible to participate in this Plan if the Committee, in its sole discretion, determines that such person or entity has contributed significantly or can be expected to contribute significantly to the success of the Company or any Affiliate or if it is otherwise in the best interest of the Company or any Affiliate for such person or entity to participate in this Plan.

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ARTICLE V
COMMON STOCK SUBJECT TO PLAN

5.01 Common Stock Issued

Upon the issuance of shares of Common Stock pursuant to an Award, the Company may deliver to the Participant (or the Participant’s broker if the Participant so directs) shares of Common Stock from its authorized but unissued Common Stock, treasury shares or reacquired shares, whether reacquired on the open market or otherwise.

5.02 Aggregate Limit

The maximum aggregate number of shares of Common Stock that may be issued under this Plan and to which Awards may relate shall be (a) 5,833,334 shares minus (b) the number of shares of Common Stock that previously have been issued pursuant to the exercise of options or the number of shares of restricted stock granted under the Prior Plans that, as of the Effective Date, are no longer subject to a substantial risk of forfeiture. One hundred percent (100%) of such shares may be issued pursuant to Options (including Incentive Stock Options). Alternatively, one hundred percent (100%) of such shares may be issued pursuant to SARs, Restricted Stock Awards, Restricted Stock Units or Incentive Awards or any combination of Awards. The maximum number of shares of Common Stock that may be issued in each instance shall be subject to adjustment as provided in Article XII.

5.03 Individual Limit

In any calendar year, no Participant may be granted Options, SARs, Restricted Stock Awards, Restricted Stock Units or any combination thereof that relate to more than 500,000 shares of Common Stock. For purposes of the foregoing limit, an Option and its Corresponding SAR shall be treated as a single Award. In any calendar year, no Participant may be granted an Incentive Award (i) with reference to a specified dollar limit for more than $3,000,000 and (ii) with reference to a specified number of shares of Common Stock for more than 500,000 shares of Common Stock. If an Award that a Participant holds is cancelled or subject to a repricing within the meaning of the regulations under Code Section 162(m) (after shareholder approval as required herein), the cancelled Award shall continue to be counted against the maximum number of shares of Common Stock for which Awards may be granted to the Participant in any calendar year as required under Code Section 162(m). The maximum number of shares that may be granted in any calendar year to any Participant shall be subject to adjustment as provided in Article XII.

5.04 Awards Settled in Cash; Reissue of Awards and Shares

The shares of Common Stock covered by an Award shall only be counted as issued to the extent they are actually issued. A share of Common Stock issued in connection with any Award under the Plan shall reduce the total number of shares of Common Stock available for issuance under the Plan by one; provided, however, that a share of Common Stock covered under a stock-settled SAR shall reduce the total number of shares of Common Stock available for issuance under the Plan by one even though the shares of Common Stock are not actually issued in connection with settlement of the SAR. Except as otherwise provided herein, any shares of Common Stock related to an Award which terminates by expiration, forfeiture, cancellation or otherwise without issuance of shares of Common Stock, which is settled in cash in lieu of Common Stock or which is exchanged, with the Committee’s permission, prior to the issuance of shares of Common Stock, for Awards not involving shares of Common Stock, shall again be available for issuance under the Plan. The following shares of Common Stock, however, may not again be made available for issuance as Awards under the Plan: (i) shares of Common Stock not issued or delivered as a result of a net settlement of an outstanding Award, (ii) shares of Common Stock tendered or held to pay the exercise price, purchase price or withholding taxes relating to an outstanding Award, or (iii) shares of Common Stock repurchased on the open market with the proceeds of the exercise price of an Award.

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ARTICLE VI
OPTIONS

6.01 Grant

Subject to the eligibility provisions of Article IV, the Committee will designate each individual or entity to whom an Option is to be granted and will specify the number of shares of Common Stock covered by such grant and whether the Option is an Incentive Stock Option or a Nonqualified Stock Option. Notwithstanding any other provision of the Plan or any Agreement, the Committee may only grant an Incentive Stock Option to an individual who is an employee of the Company or an Affiliate. An Option may be granted with or without a Corresponding SAR. Notwithstanding any other provision of the Plan, the terms and conditions applicable to any Participant with respect to any Option granted under a Prior Plan on or before the Effective Date of this consolidated Plan shall be governed by the terms and conditions of the applicable Agreement and the applicable Prior Plan as in effect on or before the Effective Date, except as provided in Section 6.05 below.

6.02 Option Price

The price per share of Common Stock purchased on the exercise of an Option shall be determined by the Committee on the date of grant, but shall not be less than the Fair Market Value of a share of Common Stock on the date the Option is granted. However, if at the time of grant of an Option that is intended to be an Incentive Stock Option, the Participant is a Ten Percent Shareholder, the price per share of Common Stock purchased on the exercise of such Option shall not be less than 110% of the Fair Market Value of a share of Common Stock on the date the Option is granted.

6.03 Maximum Option Period

The maximum period in which an Option may be exercised shall be determined by the Committee on the date of grant, except that no Option shall be exercisable after the expiration of ten years from the date such Option was granted (five years from the date such Option was granted in the event of an Incentive Stock Option granted to a Ten Percent Shareholder).

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6.04 Exercise

Subject to the provisions of this Plan and the applicable Agreement, an Option may be exercised in whole at any time or in part from time to time at such times and in compliance with such requirements as the Committee shall determine; provided, however, that Incentive Stock Options (granted under the Plan and all plans of the Company and its Affiliates) may not be first exercisable in a calendar year for shares of Common Stock having a Fair Market Value (determined as of the date the Option is granted) exceeding $100,000. If the limitation is exceeded, the Options that cause the limitation to be exceeded shall be treated as Nonqualified Stock Options. An Option granted under this Plan may be exercised with respect to any number of whole shares less than the full number for which the Option could be exercised. A partial exercise of an Option shall not affect the right to exercise the Option from time to time in accordance with this Plan and the applicable Agreement with respect to the remaining shares subject to the Option. The exercise of an Option shall result in the termination of the Corresponding SAR to the extent of the number of shares with respect to which the Option is exercised.

6.05 Payment

Subject to rules established by the Committee and unless otherwise provided in an Agreement, payment of all or part of the Option price shall be made in cash or cash equivalent acceptable to the Committee. If the Agreement so provides, the Committee, in its discretion and provided applicable law so permits, may allow a Participant to pay all or part of the Option price (i) by surrendering (actually or by attestation) shares of Common Stock to the Company that the Participant already owns and, if necessary to avoid adverse accounting consequences, has held for at least six months; (ii) by a cashless exercise through a broker; (iii) by means of a “net exercise” procedure, (iv) by such other medium of payment as the Administrator in its discretion shall authorize or (v) by any combination of the aforementioned methods of payment. If shares of Common Stock are used to pay all or part of the Option price, the sum of the cash and cash equivalent and the Fair Market Value (determined as of the day preceding the date of exercise) of the shares surrendered shall equal the Option price of the shares for which the Option is being exercised. Notwithstanding the terms of either Prior Plan or any Agreement thereunder to the contrary, the Committee, in its discretion and provided applicable law so permits, may allow a Participant to pay all or part of the Option price for a Nonqualified Stock Option granted under a Prior Plan in any method permitted under this Section 6.05.

6.06 Stockholder Rights

No Participant shall have any rights as a stockholder with respect to shares subject to his or her Option until the date of exercise of such Option and the issuance of the shares of Common Stock.

6.07 Disposition of Shares

A Participant shall notify the Company of any sale or other disposition of shares of Common Stock acquired pursuant to an Option that was designated an Incentive Stock Option if such sale or disposition occurs (i) within two years of the grant of the Option or (ii) within one year of the issuance of shares of Common Stock to the Participant. Such notice shall be in writing and directed to the Secretary of the Company.

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6.08 No Liability of Company

The Company shall not be liable to any Participant or any other person if the Internal Revenue Service or any court or other authority having jurisdiction over such matter determines for any reason that an Option intended to be an Incentive Stock Option and granted hereunder does not qualify as an Incentive Stock Option.

ARTICLE VII
SARS

7.01 Grant

Subject to the eligibility provisions of Article IV, the Committee will designate each individual or entity to whom SARs are to be granted and will specify the number of shares of Common Stock covered by such grant. In addition, no Participant may be granted Corresponding SARs (under this Plan and all other Incentive Stock Option plans of the Company and its Affiliates) that are related to Incentive Stock Options which are first exercisable in any calendar year for shares of Common Stock having an aggregate Fair Market Value (determined as of the date the related Option is granted) that exceeds $100,000.

7.02 Maximum SAR Period

The term of each SAR shall be determined by the Committee on the date of grant, except that no SAR shall have a term of more than ten years from the date such SAR was granted (five years for a Corresponding SAR that is related to an Incentive Stock Option and that is granted to a Ten Percent Shareholder). No Corresponding SAR shall be exercisable or continue in existence after the expiration of the Option to which the Corresponding SAR relates.

7.03 Exercise

Subject to the provisions of this Plan and the applicable Agreement, a SAR may be exercised in whole at any time or in part from time to time at such times and in compliance with such requirements as the Committee shall determine; provided, however, that a SAR may be exercised only when the Fair Market Value of the Common Stock that is subject to the exercise exceeds the Initial Value of the SAR and a Corresponding SAR may be exercised only to the extent that the related Option is exercisable. A SAR granted under this Plan may be exercised with respect to any number of whole shares less than the full number for which the SAR could be exercised. A partial exercise of a SAR shall not affect the right to exercise the SAR from time to time in accordance with this Plan and the applicable Agreement with respect to the remaining shares subject to the SAR. The exercise of a Corresponding SAR shall result in the termination of the related Option to the extent of the number of shares with respect to which the SAR is exercised.

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7.04 Settlement

The amount payable to the Participant by the Company as a result of the exercise of a SAR shall be settled in cash, by the issuance of shares of Common Stock or by a combination thereof, as the Committee in its sole discretion determines and sets forth in the applicable Agreement. No fractional share will be deliverable upon the exercise of a SAR but a cash payment will be made in lieu thereof.

7.05 Stockholder Rights

No Participant shall, as a result of receiving a SAR, have any rights as a stockholder of the Company or any Affiliate until the date that the SAR is exercised and then only to the extent that the SAR is settled by the issuance of Common Stock.

ARTICLE VIII
RESTRICTED STOCK AWARDS

8.01 Award

Subject to the eligibility provisions of Article IV, the Committee will designate each individual or entity to whom a Restricted Stock Award is to be granted, will specify the number of shares of Common Stock covered by such grant and the price, if any, to be paid for each share of Common Stock covered by the grant. Notwithstanding any other provision of the Plan, the terms and conditions applicable to any Participant with respect to Restricted Stock granted under a Prior Plan on or before the Effective Date of this consolidated Plan shall be governed by the terms and conditions of the applicable Agreement and the Prior Plan as in effect on or before the Effective Date.

8.02 Payment.

Unless the Agreement provides otherwise, if the Participant must pay for a Restricted Stock Award, payment of the Award shall be made in cash or cash equivalent acceptable to the Committee. If the Agreement so provides, the Committee, in its discretion and provided applicable law so permits, may allow a Participant to pay all or part of the purchase price (i) by surrendering (actually or by attestation) shares of Common Stock to the Company the Participant already owns and, if necessary to avoid adverse accounting consequences, has held for at least six months, (ii) by such other medium of payment as the Committee in its discretion shall authorize or (iii) by any combination of the foregoing methods of payment. If Common Stock is used to pay all or part of the purchase price, the sum of cash and cash equivalent and other payments and the Fair Market Value (determined as of the day preceding the date of purchase) of the Common Stock surrendered must not be less than the purchase price of the Restricted Stock Award.

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8.03 Vesting

The Committee, on the date of grant may, but need not, prescribe that a Participant’s rights in the Restricted Stock Award shall be forfeitable and nontransferable for a period of time or subject to such conditions as may be set forth in the Agreement. Notwithstanding any provision herein to the contrary, the Committee, in its sole discretion may grant Restricted Stock Awards that are nonforfeitable and transferable immediately upon grant. By way of example and not of limitation, the Committee may prescribe that a Participant’s rights in a Restricted Stock Award shall be forfeitable and nontransferable subject to (a) the attainment of objectively determinable performance conditions based on the criteria described in Article XII, (b) the Participant’s completion of a specified period of employment or service with the Company or an Affiliate, (c) the Participant’s death, disability or retirement or (d) satisfaction of a combination of any of the foregoing factors. A Participant’s rights in a Restricted Stock Award may be subject to repurchase upon specified events as determined by the Committee and set forth in the Agreement. Notwithstanding the preceding sentences, if and to the extent deemed necessary by the Committee, Restricted Stock Awards granted to Named Executive Officers shall be forfeitable and nontransferable subject to attainment of objectively determinable performance conditions based on the criteria described in Article XII and shall be subject to the other requirements set forth in Article XII so as to enable such Restricted Stock Award to qualify as “qualified performance-based compensation” under the regulations promulgated under Code Section 162(m). A Restricted Stock Award can only become nonforfeitable and transferable during the Participant’s lifetime in the hands of the Participant.

8.04 Maximum Restriction Period

To the extent the Participant’s rights in a Restricted Stock Award are forfeitable and nontransferable for a period of time, the Committee on the date of grant shall determine the maximum period over which the rights may become nonforfeitable and transferable, except that such period shall not exceed ten years from the date of grant.

8.05 Stockholder Rights

Prior to their forfeiture (in accordance with the applicable Agreement and while the shares of Common Stock granted pursuant to the Restricted Stock Award may be forfeited and are nontransferable), a Participant will have all rights of a stockholder with respect to a Restricted Stock Award, including the right to receive dividends and vote the shares; provided, however, that during such period (i) a Participant may not sell, transfer, pledge, exchange, hypothecate, or otherwise dispose of shares granted pursuant to a Restricted Stock Award, (ii) the Company shall retain custody of the certificates evidencing shares granted pursuant to a Restricted Stock Award, and (iii) the Participant will deliver to the Company a stock power, endorsed in blank, with respect to each Restricted Stock Award. In lieu of retaining custody of the certificates evidencing shares granted pursuant to a Restricted Stock Award, the shares of Common Stock granted pursuant to the Restricted Stock Award may, in the Committee’s discretion, be held in escrow by the Company until the Participant’s interest in such shares of Common Stock vest. Notwithstanding the preceding sentences, if and to the extent deemed necessary by the Committee and set forth in the applicable Agreement, dividends payable with respect to Restricted Stock Awards may accumulate (without interest) and become payable to the Participant at the time, and only to the extent that, the portion of the Restricted Stock Award to which the dividends relate has become transferable and nonforfeitable. Further, such dividend equivalent shall be designed to be exempt from Code Section 409A, such that the payment of the dividend equivalent will be made in all events no later than the 2 1/2 months after the end of the calendar year (or fiscal year of the Company or Affiliate, as applicable) in which the right to the payment first ceases to be subject to a substantial risk of forfeiture. The limitations set forth in the preceding sentences shall not apply after the shares granted under the Restricted Stock Award are transferable and are no longer forfeitable.

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ARTICLE IX
RESTRICTED STOCK UNITS

9.01 Grant

Subject to the eligibility provisions of Article IV, the Committee will designate each individual or entity to whom a grant of Restricted Stock Units is to be made and will specify the number of shares covered by such grant.

9.02 Earning the Award

The Committee, on the date of grant of the Restricted Stock Units, shall prescribe that the Restricted Stock Units will be earned and become payable subject to such conditions as are set forth in the Agreement. By way of example and not of limitation, the Committee may prescribe that the Restricted Stock Units will be earned and become payable upon (a) the satisfaction of objectively determinable performance conditions based on the criteria described in Article XI, (b) the Participant’s completion of a specified period of employment or service with the Company or an Affiliate, (c) the Participant’s death or disability or (d) satisfaction of a combination of any of the foregoing factors. Further, each Restricted Stock Unit shall be designed to be exempt from Code Section 409A, such that the payment in settlement of the Restricted Stock Unit will be made in all events no later than the 2 1/2 months after the end of the calendar year (or fiscal year of the Company or Affiliate, as applicable) in which the right to the payment first ceases to be subject to a substantial risk of forfeiture. If and to the extent deemed necessary by the Committee, Restricted Stock Units granted to Named Executive Officers shall become payable upon the satisfaction of objectively determinable performance conditions based on the criteria described in Article XII and shall be subject to the other requirements set forth in Article XII so as to enable such Restricted Stock Units to qualify as “qualified performance-based compensation” under the regulations promulgated under Code Section 162(m).

9.03 Maximum Restricted Stock Unit Award Period

The Committee, on the date of grant, shall determine the maximum period over which Restricted Stock Units may be earned, except that such period shall not exceed ten years from the date of grant.

9.04 Payment

The amount payable to the Participant by the Company when an award of Restricted Stock Units is earned shall be settled by the issuance of one share of Common Stock for each Restricted Stock Unit that is earned. A fractional share of Common Stock shall not be deliverable when an award of Restricted Stock Units is earned, but a cash payment will be made in lieu thereof.

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9.05 Stockholder Rights

No Participant shall, as a result of receiving a grant of Restricted Stock Units, have any rights as a stockholder until and then only to the extent that the Restricted Stock Units are earned and settled in shares of Common Stock. However, notwithstanding the foregoing, the Committee in its sole discretion may set forth in the Agreement that, for so long as the Participant holds any Restricted Stock Units, if the Company pays any cash dividends on its Common Stock, then (a) dividends payable with respect to Shares covered by Restricted Stock Units may accumulate (without interest) and become payable to the Participant at the time, and only to the extent that, the portion of the Restricted Stock Units to which the dividends relate has become earned and payable or (b) the number of outstanding Restricted Stock Units covered by the Agreement may be increased by the number of Restricted Stock Units, rounded down to the nearest whole number, equal to (i) the product of the number of the Participant’s outstanding Restricted Stock Units as of the record date for such dividend multiplied by the per share amount of the dividend divided by (ii) the fair market value of a share of Common Stock on the payment date of such dividend. In the event additional Restricted Stock Units are awarded, such Restricted Stock Units shall be subject to the same terms and conditions set forth in the Plan and the Agreement as the outstanding Restricted Stock Units with respect to which they were granted. The limitations set forth in the preceding sentences shall not apply after the Restricted Stock Units become earned and payable and shares are issued thereunder.

ARTICLE X
INCENTIVE AWARDS

10.01 Grant

Subject to the eligibility provisions of Article IV, the Committee will designate each individual or entity to whom Incentive Awards are to be granted and the amount payable pursuant to the Award.

10.02 Earning the Award

The Committee, on the date of grant of an Incentive Award, shall specify in the applicable Agreement the terms and conditions which govern the grant, including without limitation, whether the Participant, to be entitled to payment, must be employed or providing services to the Company or an Affiliate at the time the Incentive Award is to be paid. By way of example and not of limitation, the Committee may prescribe that the Incentive Award shall be earned and payable upon (a) the satisfaction of objectively determinable performance conditions based on the criteria described in Article XII, (b) the Participant’s completion of a specified period of employment or service with the Company or an Affiliate, (c) the Participant’s death or disability or (d) satisfaction of a combination of any of the foregoing factors. Further, each Incentive Award shall be designed to be exempt from Code Section 409A, such that the payment in settlement of the Award will be made in all events no later than the 2 1/2 months after the end of the calendar year (or fiscal year of the Company or Affiliate, as applicable) in which the right to the payment first ceases to be subject to a substantial risk of forfeiture. If and to the extent deemed necessary by the Committee, Incentive Awards granted to Named Executive Officers shall be earned and become payable upon the satisfaction of objectively determinable performance conditions based on the criteria described in Article XII and shall be subject to the other requirements set forth in Article XII so as to enable the Incentive Awards to qualify as “qualified performance-based compensation” under the regulations promulgated under Code Section 162(m).

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10.03 Maximum Incentive Award Period

The Committee, at the time an Incentive Award is made, shall determine the maximum period over which the Incentive Award may be earned, except that such period shall not exceed ten years from the date of grant.

10.04 Payment

The amount payable to the Participant by the Company when an Incentive Award is earned may be settled in cash, by the issuance of shares of Common Stock or by a combination thereof, as the Committee, in its sole discretion determines and sets forth in the applicable Agreement. A fractional share of Common Stock shall not be deliverable when an Incentive Award is earned, but a cash payment will be made in lieu thereof.

10.05 Stockholder Rights

No Participant shall, as a result of receiving an Incentive Award, have any rights as a stockholder of the Company or any Affiliate on account of such Incentive Award, unless and then only to the extent that the Incentive Award is earned and settled in shares of Common Stock.

ARTICLE XI
TERMS APPLICABLE TO ALL AWARDS

11.01 Written Agreement

Each Award shall be evidenced by a written Agreement (including any amendment or supplement thereto) between the Company and the Participant specifying the terms and conditions of the Award granted to such Participant.

11.02 Nontransferability

Each Award granted under this Plan shall be nontransferable except by will or by the laws of descent and distribution. In the event of any transfer of an Option or Corresponding SAR (by the Participant or his transferee), the Option and Corresponding SAR that relates to such Option must be transferred to the same person or persons or entity or entities. During the lifetime of the Participant to whom the Option or SAR is granted, the Option or SAR may be exercised only by the Participant. No right or interest of a Participant in any Award shall be liable for, or subject to, any lien, obligation, or liability of such Participant or his transferee.

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11.03 Effect of Termination Date on Awards

(a) Notwithstanding any other provisions of the Plan or any Agreement (other than with respect to Options or Restricted Stock granted under a Prior Plan on or before the Effective Date, which shall be governed by the terms of the applicable Prior Plan in effect on or before the Effective Date of this consolidated Plan), all rights to any Award that a Participant has will be immediately discontinued and forfeited, and the Company shall not have any further obligation hereunder to the Participant with respect to any Award and the Award will not be exercisable (whether or not previously exercisable) or become vested or payable on and after the time the Participant is discharged from employment or service with the Company or any Affiliate for Cause.

(b) If a Participant incurs a Termination Date due to death, any unexercised Option or SAR granted to the Participant may thereafter be exercised by the Participant (or, where appropriate, a transferee of the Participant), to the extent it was exercisable as of the Termination Date or on such accelerated basis as the Committee may determine at or after grant, (i) for a period of twelve (12) months after the Termination Date or (ii) until the expiration of the stated term of the Option or SAR, as applicable, whichever period is shorter, unless specifically provided otherwise in the applicable Agreement (in which case the terms of the Agreement shall control). Any portion of the Award that remains unexercised after the expiration of such period, regardless of whether such portion of the Award is vested or unvested, shall terminate and be forfeited with no further compensation due to the Participant.

(c) If a Participant incurs a Termination Date for any reason other than death or Cause, any unexercised Option or SAR granted to the Participant may thereafter be exercised by the Participant, to the extent it was exercisable as of the Termination Date or on such accelerated basis as the Committee may determine at or after grant, (i) for a period of three (3) months after the Termination Date, or (ii) until the expiration of the stated term of the Option or SAR, as applicable, whichever period is shorter, unless specifically provided otherwise in the applicable Agreement (in which case the terms of the Agreement shall control). Any portion of the Award that remains unexercised after the expiration of such period, regardless of whether such portion of the Award is vested or unvested, shall terminate and be forfeited with no further compensation due to the Participant.

(d) Except as otherwise specifically provided in an applicable Agreement, Restricted Stock, Restricted Stock Units or Incentive Awards may not become vested or earned after the Participant incurs a Termination Date.

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11.04 Employee Status

If the terms of any Award provide that it may be exercised or paid only during employment or continued service or within a specified period of time after termination of employment or continued service, the Committee may decide to what extent leaves of absence for governmental or military service, illness, temporary disability, or other reasons shall not be deemed interruptions of continuous employment or service. For purposes of the Plan, employment and continued service shall be deemed to exist between the Participant and the Company and/or an Affiliate if, at the time of the determination, the Participant is a director, officer, employee, consultant or advisor of the Company or an Affiliate. A Participant on military leave, sick leave or other bona fide leave of absence shall continue to be considered an employee for purposes of the Plan during such leave if the period of leave does not exceed three months, or, if longer, so long as the individual’s right to re-employment with the Company or any of its Affiliates is guaranteed either by statute or by contract. If the period of leave exceeds three months, and the individual’s right to re-employment is not guaranteed by statute or by contract, the employment shall be deemed to be terminated on the first day after the end of such three-month period. Except as may otherwise be expressly provided in an Agreement, Awards granted to a director, officer, employee, consultant or adviser shall not be affected by any change in the status of the Participant so long as the Participant continues to be a director, officer, employee, consultant or advisor to the Company or any of its Affiliates (regardless of having changed from one to the other or having been transferred from one entity to another). The Participant’s employment or continued service shall not be considered interrupted in the event the Committee, in its discretion and as specified at or prior to such occurrence, determines there is no interruption in the case of a spin-off, sale or disposition of the Participant’s employer from the Company or an Affiliate, except that if the Committee does not otherwise specify such at or such prior to such occurrence, the Participant will be deemed to have a termination of employment or continuous service to the extent the Affiliate that employs the Participant is no longer the Company or an entity that qualifies as an Affiliate.

11.05 Change in Control

Notwithstanding any provision of any Agreement to the contrary, in the event of or in anticipation of a Change in Control, the Committee in its discretion may (i) declare that some or all outstanding Awards previously granted under the Plan, whether or not then exercisable or payable, shall terminate as of a date before or on the Change in Control without any payment to the holder of the Award, provided the Committee gives prior written notice to the Participants of such termination and gives such Participants the right to exercise their outstanding Awards for a reasonable time before such date to the extent then exercisable (or to the extent such Awards would be exercisable as of the Control Change Date), (ii) terminate before or on the Control Change Date some or all outstanding Awards previously granted under the Plan, whether or not then exercisable or payable, in consideration of payment to the holder of the Award, with respect to each share of Common Stock for which the Award is then exercisable or payable (or for which the Award would have been exercisable or payable as of the Control Change Date), of the excess, if any, of the Fair Market Value on such date of the Common Stock subject to such portion of the Award over the Option price or Initial Value (if applicable) (provided that outstanding Awards that are not then exercisable or payable and that would not become exercisable or payable on the Control Change Date, and Options and SARs with respect to which the Fair Market Value of the Common Stock subject to the Options or SARs does not exceed the Option price or Initial Value, shall be cancelled without any payment therefor) or (iii) take such other action as the Committee determines to be reasonable under the circumstances (including, but not limited to, accelerating vesting, substituting awards with respect to the surviving company and/or continuation of the Plan) to permit the Participant to realize the value of the Award (which value for purposes of Awards that are not then exercisable or payable and that would not become exercisable or payable as of the Control Change Date, and Options and SARs with respect to which the Fair Market Value of the Common Stock subject to the Award does not exceed the Option price or Initial Value, shall be deemed to be zero). The payment described in (ii) above may be made in any manner the Committee determines, including cash, stock or other property. The Committee may take the actions described in (i), (ii) or (iii) above with respect to Awards that are not then exercisable or payable whether or not the Participant will receive any payment therefor. The Committee in its discretion may take any of the actions described in this Section contingent on consummation of the Change in Control and with respect to some or all outstanding Awards, whether or not then exercisable or payable, or on an Award-by-Award basis, which actions need not be uniform with respect to all outstanding Awards. However, Awards shall not be terminated to the extent that written provision is made for their continuance, assumption or substitution by the Company or a successor employer or its parent or subsidiary in connection with the Change in Control. The Committee may provide in an applicable Agreement that a Participant’s outstanding Awards shall be fully exercisable or payable on and after a Control Change Date or immediately before the date the Awards will be terminated in connection with the Change in Control, as described herein.

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ARTICLE XII
QUALIFIED PERFORMANCE-BASED COMPENSATION

12.01 Performance Conditions

In accordance with the Plan, the Committee may prescribe that Awards will become exercisable, nonforfeitable and transferable, and earned and payable, based on objectively determinable performance conditions. Objectively determinable performance conditions are performance conditions (i) that are established in writing (a) at the time of grant or (b) no later than the earlier of (x) 90 days after the beginning of the period of service to which they relate and (y) before the lapse of 25% of the period of service to which they relate; (ii) that are uncertain of achievement at the time they are established and (iii) the achievement of which is determinable by a third party with knowledge of the relevant facts. The performance conditions may include any or any combination of the following (a) gross, operating or net earnings (income) before or after taxes; (b) return on equity; (c) return on capital; (d) return on sales; (e) return on investments; (f) return on assets or net assets; (g) earnings per share; (h) cash flow per share; (i) book value per share; (j) gross margin; (k) customers; (l) cash flow or cash flow from operations; (m) Fair Market Value of the Company or any Affiliate or shares of Common Stock; (n) share price or total shareholder return; (o) market share; (p) level of expenses or other costs; (q) gross, operating or net revenue; (r) EBIT; (s) Adjusted EBIT; (t) profitability; (u) EBITDA; (v) Adjusted EBIDTA; (w) Free Cash Flow; (x) research and development milestones; (y) business development objectives, partnerships, and other collaborations; or (z) peer group comparisons of any of the aforementioned performance conditions. Performance conditions may be related to a specific customer or group of customers or geographic region. The form of the performance conditions may be measured on a Company, Affiliate, division, business unit, service line, segment or geographic basis or any combination thereof. Performance goals may reflect absolute entity performance or a relative comparison of entity performance to the performance of a peer group of entities or other external measure of the selected performance conditions. Profits, earnings and revenues used for any performance condition measurement may exclude any extraordinary or non-recurring items. The performance conditions may, but need not, be based upon an increase or positive result under the aforementioned business criteria and could include, for example and not by way of limitation, maintaining the status quo or limiting the economic losses (measured, in each case, by reference to the specific business criteria). The performance conditions may not include solely the mere continued employment of the Participant. However, the Award may become exercisable, nonforfeitable and transferable or earned and payable contingent on the Participant’s continued employment or service, and/or employment or service at the time the Award becomes exercisable, nonforfeitable and transferable or earned and payable, in addition to the performance conditions described above.

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12.02 Establishing the Amount of the Award

The amount of the Award that will become exercisable, nonforfeitable and transferable or earned and payable if the performance conditions are obtained (or an objective formula for, or method of, computing such amount) also must be established at the time set forth in Section 12.01 above. Notwithstanding the preceding sentence, the Committee may, in its sole discretion, reduce the amount of the Award that will become exercisable, nonforfeitable and transferable or earned and payable, as applicable, if the Committee determines that such reduction is appropriate under the facts and circumstances. In no event shall the Committee have the discretion to increase the amount of the Award that will become exercisable, nonforfeitable and transferable or earned and payable.

12.03 Earning the Award

If the Committee, on the date of grant, prescribes that an Award shall become exercisable, nonforfeitable and transferable or earned and payable only upon the attainment of any of the above performance conditions, the Award shall become exercisable, nonforfeitable and transferable or earned and payable only to the extent that the Committee certifies in writing that such conditions have been achieved. An Award will not satisfy the requirements of this Article XII to constitute “qualified performance-based compensation” if the facts and circumstances indicate the Award will become exercisable, nonforfeitable and transferable or earned and payable regardless of whether the performance conditions are attained. However, an Award does not fail to meet the requirements of this Article XII merely because the Award would become exercisable, nonforfeitable and transferable or earned and payable upon the Participant’s death or disability or upon a Change in Control, although an Award that actually becomes exercisable, nonforfeitable and transferable or earned and payable on account of those events prior to the attainment of the performance conditions would not constitute “qualified performance-based compensation” under Code Section 162(m). In determining if the performance conditions have been achieved, the Committee may adjust the performance targets in the event of any unbudgeted acquisition, divestiture or other unexpected fundamental change in the business of the Company, an Affiliate or business unit or in any product that is material taken as a whole as appropriate to fairly and equitably determine if the Award is to become exercisable, nonforfeitable and transferable or earned and payable pursuant to the conditions set forth in the Award. Additionally, in determining if such performance conditions have been achieved, the Committee also may adjust the performance targets in the event of any (i) unanticipated asset write-downs or impairment charges, (ii) litigation or claim judgments or settlements thereof, (iii) changes in tax laws, accounting principles or other laws or provisions affecting reported results, (iv) accruals for reorganization or restructuring programs, or extraordinary non-reoccurring items as described in Accounting Principles Board Opinion No. 30 or as described in management’s discussion and analysis of the financial condition and results of operations appearing in the Company’s Annual Report on Form 10-K for the applicable year, (v) acquisitions or dispositions or (vi) foreign exchange gains or losses. To the extent any such adjustments affect Awards, the intent is that they shall be in a form that allows the Award to continue to meet the requirements of Section 162(m) of the Code for deductibility.

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12.04 Definitions of Performance Criteria

“Adjusted EBITDA” means EBITDA excluding charges associated with restructuring and exit activities, stock-based compensation, intangible asset impairment, material severance obligations and other unusual or extraordinary events.

“Adjusted EBIT” means EBIT excluding charges associated with restructuring and exit activities, stock-based compensation, intangible asset impairment, material severance obligations and other unusual or extraordinary events.

“EBIT” means earnings from continuing operations before interest and taxes.

“EBITDA” means earnings from continuing operations before interest, taxes, depreciation and amortization.

“Free Cash Flow” means Adjusted EBITDA less capital expenditures.

ARTICLE XIII
ADJUSTMENT UPON CHANGE IN COMMON STOCK

The maximum number of shares of Common Stock that may be issued pursuant to Awards, the terms of outstanding Awards, and the per individual limitations on the number of shares of Common Stock that may be issued pursuant to Awards shall be adjusted as the Committee shall determine to be equitably required in the event (i) there occurs a reorganization, recapitalization, stock split, spin-off, split-off, stock dividend, issuance of stock rights, combination of shares, merger, consolidation, or distribution to stockholders other than a cash dividend; (ii) the Company engages in a transaction Code Section 424 describes or (iii) there occurs any other transaction or event which, in the judgment of the Board necessitates such action. In that respect, the Committee shall make such adjustments as are necessary in the number or kind of shares of Common Stock or securities which are subject to the Award, the exercise price or Initial Value of the Award, and such other adjustments as are appropriate in the discretion of the Committee. Such adjustments may provide for the elimination of fractional shares that might otherwise be subject to Awards without any payment therefor. Notwithstanding the foregoing, the conversion of one or more outstanding shares of preferred stock or convertible debentures that the Company may issue from time to time into Common Stock shall not in and of itself require any adjustment under this Article XIII. In addition, the Committee may make such other adjustments to the terms of any Awards to the extent equitable and necessary to prevent an enlargement or dilution of the Participant’s rights thereunder as a result of any such event or similar transaction. Any determination made under this Article XIII by the Board shall be final and conclusive.

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The issuance by the Company of stock of any class, or securities convertible into stock of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of stock or obligations of the Company convertible into such stock or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the maximum number of shares that may be issued pursuant to Awards, the per individual limitations on the number of shares that may be issued pursuant to Awards or the terms of outstanding Awards.

The Committee may grant Awards in substitution for stock options, stock appreciation rights, restricted stock, restricted stock units, incentive awards, or similar awards held by an individual who becomes an employee of the Company or an Affiliate in connection with a transaction described in the first paragraph of this Article XIII. Notwithstanding any provision of the Plan (other than the limitation of Section 5.02), the terms of such substituted Awards shall be as the Committee, in its discretion, determines is appropriate.

ARTICLE XIV
COMPLIANCE WITH LAW AND APPROVAL OF REGULATORY BODIES

14.01 Compliance

No Option or SAR shall be exercisable, no Restricted Stock Award or Restricted Stock Unit shall be granted, no shares of Common Stock shall be issued, no certificates for shares of Common Stock shall be delivered, and no payment shall be made under this Plan except in compliance with all applicable federal and state laws and regulations (including, without limitation, withholding tax requirements), any listing agreement to which the Company is a party, and the rules of all domestic stock exchanges on which the Company’s shares may be listed. The Company shall have the right to rely on an opinion of its counsel as to such compliance. Any stock certificate evidencing shares of Common Stock issued pursuant to an Award may bear such legends and statements as the Committee may deem advisable to assure compliance with federal and state laws and regulations and to reflect any other restrictions applicable to such shares as the Committee otherwise deems appropriate. No Option or SAR shall be exercisable, no Restricted Stock Award or Restricted Stock Unit shall be granted, no shares of Common Stock shall be issued, no certificate for shares of Common Stock shall be delivered, and no payment shall be made under this Plan until the Company has obtained such consent or approval as the Committee may deem advisable from regulatory bodies having jurisdiction over such matters.

14.02 Postponement of Exercise or Payment

The Committee may postpone any grant, exercise, vesting or payment of an Award for such time as the Committee in its sole discretion may deem necessary in order to permit the Company (i) to effect, amend or maintain any necessary registration of the Plan or the shares of Common Stock issuable pursuant to the Award under the securities laws; (ii) to take any action in order to (A) list such shares of Common Stock or other shares of stock of the Company on a stock exchange if shares of Common Stock or other shares of stock of the Company are not then listed on such exchange or (B) comply with restrictions or regulations incident to the maintenance of a public market for its shares of Common Stock or other shares of stock of the Company, including any rules or regulations of any stock exchange on which the shares of Common Stock or other shares of stock of the Company are listed; (iii) to determine that such shares of Common Stock in the Plan are exempt from such registration or that no action of the kind referred to in (ii)(B) above needs to be taken; (iv) to comply with any other applicable law, including without limitation, securities laws; (v) to comply with any legal or contractual requirements during any such time the Company or any Affiliate is prohibited from doing any of such acts under applicable law, including without limitation, during the course of an investigation of the Company or any Affiliate, or under any contract, loan agreement or covenant or other agreement to which the Company or any Affiliate is a party or (vi) to otherwise comply with any prohibition on such acts or payments during any applicable blackout period; and the Company shall not be obligated by virtue of any terms and conditions of any Agreement or any provision of the Plan to recognize the grant, exercise, vesting or payment of an Award or to grant, sell or issue shares of Common Stock or make any such payments in violation of the securities laws or the laws of any government having jurisdiction thereof or any of the provisions hereof. Any such postponement shall not extend the term of the Award and neither the Company nor its directors and officers nor the Committee shall have any obligation or liability to any Participant or to any other person with respect to shares of Common Stock or payments as to which the Award shall lapse because of such postponement.

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Additionally, the Committee may postpone any grant, exercise vesting or payment of an Award if the Company reasonably believes the Company’s or any applicable Affiliate’s deduction with respect to such Award would be limited or eliminated by application of Code Section 162(m) to the extent permitted by Section 409A of the Code; provided, however, such delay will last only until the earliest date at which the Company reasonably anticipates that the deduction with respect to the Award will not be limited or eliminated by the application of Code Section 162(m) or the calendar year in which the Participant separates from service.

14.03 Forfeiture of Payment

A Participant shall be required to forfeit any and all rights under Awards or to reimburse the Company for any payment under any Award (with interest as necessary to avoid imputed interest or original issue discount under the Code or as otherwise required by applicable law) to the extent applicable law requires such forfeiture or reimbursement.

ARTICLE XV
LIMITATION ON BENEFITS

Despite any other provisions of this Plan to the contrary, except with respect to Options and Restricted Stock granted prior to the Effective Date, if the receipt of any payments or benefits under this Plan would subject a Participant to tax under Code Section 4999, the Committee may determine whether some amount of payments or benefits would meet the definition of a “Reduced Amount.” If the Committee determines that there is a Reduced Amount, the total payments or benefits to the Participant under all Awards must be reduced to such Reduced Amount, but not below zero. If the Committee determines that the benefits and payments must be reduced to the Reduced Amount, the Company must promptly notify the Participant of that determination, with a copy of the detailed calculations by the Committee. All determinations of the Committee under this Article XV are final, conclusive and binding upon the Company and the Participant. It is the intention of the Company and the Participant to reduce the payments under this Plan only if the aggregate Net After Tax Receipts (as defined below) to the Participant would thereby be increased. As result of the uncertainty in the application of Code Section 4999 at the time of the initial determination by the Committee under this Article XV, however, it is possible that amounts will have been paid under the Plan to or for the benefit of a Participant which should not have been so paid (“Overpayment”) or that additional amounts which will not have been paid under the Plan to or for the benefit of a Participant could have been so paid (“Underpayment”), in each case consistent with the calculation of the Reduced Amount. If the Committee, based either upon the assertion of a deficiency by the Internal Revenue Service against the Company or the Participant, which the Committee believes has a high probability of success, or controlling precedent or other substantial authority, determines that an Overpayment has been made, any such Overpayment must be treated for all purposes as a loan, to the extent permitted by applicable law, which the Participant must repay to the Company together with interest at the applicable federal rate under Code Section 7872(f)(2); provided, however, that no such loan may be deemed to have been made and no amount shall be payable by the Participant to the Company if and to the extent such deemed loan and payment would not either reduce the amount on which the Participant is subject to tax under Code Section 1, 3101 or 4999 or generate a refund of such taxes. If the Committee, based upon controlling precedent or other substantial authority, determines that an Underpayment has occurred, the Committee must promptly notify the Company of the amount of the Underpayment, which then shall be paid promptly to the Participant but no later than the end of the Participant’s taxable year next following the Participant’s taxable year in which the determination is made that the underpayment has occurred. For purposes of this Section, (i) “Net After Tax Receipt” means the Present Value of a payment under this Plan net of all taxes imposed on Participant with respect thereto under Code Sections 1, 3101 and 4999, determined by applying the highest marginal rate under Code Section 1 which applies to the Participant’s taxable income for the applicable taxable year; (ii) “Present Value” means the value determined in accordance with Code Section 280G(d)(4) and (iii) “Reduced Amount” means the smallest aggregate amount of all payments and benefits under this Plan which (a) is less than the sum of all payments and benefits under this Plan and (b) results in aggregate Net After Tax Receipts which are equal to or greater than the Net After Tax Receipts which would result if the aggregate payments and benefits under this Plan were any other amount less than the sum of all payments and benefits to be made under this Plan.

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ARTICLE XVI
GENERAL PROVISIONS

16.01 Effect on Employment and Service

Neither the adoption of this Plan, its operation, nor any documents describing or referring to this Plan (or any part thereof), shall confer upon any individual or entity any right to continue in the employ or service of the Company or an Affiliate or in any way affect any right and power of the Company or an Affiliate to terminate the employment or service of any individual or entity at any time with or without assigning a reason therefor.

16.02 Unfunded Plan

This Plan, insofar as it provides for Awards, shall be unfunded, and the Company shall not be required to segregate any assets that may at any time be represented by Awards under this Plan. Any liability of the Company to any person with respect to any Award under this Plan shall be based solely upon any contractual obligations that may be created pursuant to this Plan. No such obligation of the Company shall be deemed to be secured by any pledge of, or other encumbrance on, any property of the Company.

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16.03 Rules of Construction

Headings are given to the articles and sections of this Plan solely as a convenience to facilitate reference. The reference to any statute, regulation, or other provision of law shall be construed to refer to any amendment to or successor of such provision of law.

16.04 Tax Withholding and Reporting

Unless an Agreement provides otherwise, each Participant shall be responsible for satisfying in cash or cash equivalent acceptable to the Committee any income and employment (including without limitation Social Security and Medicare) tax withholding obligations attributable to participation in the Plan and the grant, exercise, vesting or payment of Awards granted thereunder (including the making of a Code Section 83(b) election with respect to an Award). In accordance with procedures that the Committee establishes, the Committee, to the extent applicable law and the Agreement permit, may allow a Participant to pay such amounts (i) by surrendering (actually or by attestation) shares of Common Stock that the Participant already owns and, if necessary to avoid adverse accounting consequences, has held for at least six months (but only for the minimum required withholding); (ii) by a cashless exercise through a broker; (iii) by means of a “net exercise” procedure, (iv) by such other medium of payment as the Committee in its discretion shall authorize or (v) by any combination of the aforementioned methods of payment. The Company shall comply with all such reporting and other requirements relating to the administration of this Plan and the grant, exercise, vesting or payment of any Award hereunder as applicable law requires. Nevertheless, shares of Common Stock that the Company reacquires in connection with any tax withholding will still be deemed issued and will not be available for issuance pursuant to future Awards under the Plan.

16.05 Reservation of Shares.

The Company, during the term of this Plan, shall at all times reserve and keep available such number of shares of Common Stock as shall be sufficient to satisfy the requirements of the Plan. Additionally, the Company, during the term of this Plan, shall use its best efforts to seek to obtain from appropriate regulatory agencies any requisite authorizations needed in order to issue and to sell such number of shares of Common Stock as shall be sufficient to satisfy the requirements of the Plan. However, the inability of the Company to obtain from any such regulatory agency the requisite authorizations the Company’s counsel deems to be necessary for the lawful issuance and sale of any shares of Common Stock hereunder, or the inability of the Company to confirm to its satisfaction that any issuance and sale of any shares of Common Stock hereunder will meet applicable legal requirements, shall relieve the Company of any liability in respect to the failure to issue or to sell such shares of Common Stock as to which such requisite authority shall not have been obtained.

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16.06 Governing Law.

This Plan and all Awards granted hereunder shall be governed by the laws of the State of Delaware, except to the extent federal law applies.

16.07 Other Actions

Nothing in the Plan shall be construed to limit the authority of the Company to exercise its corporate rights and powers, including, by way of illustration and not by way of limitation, the right to grant options, stock appreciation rights, restricted stock awards, incentive awards or restricted stock units for proper corporate purposes otherwise than under the Plan to any employee or to any other person, firm, corporation, association or other entity, or to grant options, stock appreciation rights, restricted stock awards, incentive awards or restricted stock units to, or assume such awards of any person in connection with, the acquisition, purchase, lease, merger, consolidation, reorganization or otherwise, of all or any part of the business and assets of any person, firm, corporation, association or other entity.

16.08 Repurchase of Common Stock

The Company or its designee may have the option and right to purchase any Award or any shares of Common Stock issued pursuant to any Award in accordance with the terms and conditions set forth in the applicable Agreement. However, shares of Common Stock repurchased pursuant to an Agreement will still be deemed issued pursuant to the Plan and will not be available for issuance pursuant to future Awards under the Plan.

16.09 Other Conditions

The Committee, in its discretion, may, as a condition to the grant, exercise, payment or settlement of an Award, require the Participant on or before the date of grant, exercise, payment or settlement of the Award to enter into (i) a covenant not to compete (including a confidentiality, non-solicitation, non-competition or other similar agreement) with the Company or any Affiliate, which may become effective on the date of termination of employment or service of the Participant with the Company or any Affiliate or any other date the Committee may specify and shall contain such terms and conditions as the Committee shall otherwise specify, (ii) an agreement to cancel any other employment agreement, service agreement, fringe benefit or compensation arrangement in effect between the Company or any Affiliate and such Participant and/or (iii) a shareholders’ agreement with respect to shares of Common Stock to be issued pursuant to the Award. If the Participant shall fail to enter into any such agreement at the Committee’s request, then no Award shall be granted, exercised, paid or settled and the number of shares of Common Stock that would have been subject to such Award, if any, shall be added to the remaining shares of Common Stock available under the Plan.

16.10 Repricing of Awards

Notwithstanding any other provisions of this Plan, this Plan does not permit (i) any decrease in the exercise price or base value of any outstanding Awards, (ii) the issuance of any replacement Options or SARs, which shall be deemed to occur if a Participant agrees to forfeit an existing Option or SAR in exchange for a new Option or SAR with a lower exercise price or base value, or (iii) the Company to repurchase underwater or out-of-the-money Options or SARs, which shall be deemed to be those Options or SARs with exercise prices or base values in excess of the current Fair Market Value of the shares of Common Stock underlying the Option or SAR.

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16.11 Legends; Payment of Expenses

The Company may endorse such legend or legends upon the certificates for shares of Common Stock issued upon the grant or exercise of an Award and may issue such “stop transfer” instructions to its transfer agent in respect of such shares as it determines, in its sole discretion, to be necessary or appropriate to (i) prevent a violation of, or to perfect an exemption from, the registration requirements under the Exchange Act, applicable state securities laws or other requirements, (b) implement the provisions of the Plan or any Agreement between the Company and the Participant with respect to such shares of Common Stock, (c) permit the Company to determine the occurrence of a “disqualifying disposition” as described in Section 421(b) of the Code of the shares of Common Stock transferred upon the exercise of an Incentive Stock Option granted under the Plan or (d) as may be appropriate to continue an Award’s exemption or compliance with Section 409A of the Code. The Company shall pay all issuance taxes with respect to the issuance of shares of Common Stock upon the grant or exercise of the Award, as well as all fees and expenses incurred by the Company in connection with such issuance.

ARTICLE XVII
CLAIMS PROCEDURES

If a Participant has exercised an Option or a SAR or if shares of Restricted Stock have become vested or Restricted Stock Units or Incentive Awards have become payable, and the Participant has not received the benefits to which the Participant believes he or she is entitled under such Award, then the Participant must submit a written claim for such benefits to the Committee within 90 days of the date the Participant tried to exercise the Option or SAR, the date the Participant contends the Restricted Stock vested or the date the Participant contends the Restricted Stock Units or Incentive Awards became payable or the claim will be forever barred.

If a claim of a Participant is wholly or partially denied, the Participant or his duly authorized representative may appeal the denial of the claim to the Committee. Such appeal must be made at any time within 30 days after the Participant receives written notice from the Company of the denial of the claim. In connection therewith, the Participant or his duly authorized representative may request a review of the denied claim, may review pertinent documents, and may submit issues and comments in writing. Upon receipt of an appeal, the Committee shall make a decision with respect to the appeal and, not later than 60 days after receipt of such request for review, shall furnish the Participant with the decision on review in writing, including the specific reasons for the decision written in a manner calculated to be understood by the Participant, as well as specific references to the pertinent provisions of the Plan upon which the decision is based.

The Committee has the discretionary and final authority under the Plan to determine the validity of a claim. Accordingly, any decision the Committee makes on a Participant’s appeal will be administratively final. If a Participant disagrees with the Committee’s final decision, the Participant may sue, but only after the claim on appeal has been denied. Any lawsuit must be filed within 90 days of receipt of the Committee’s final written denial of the Participant’s claim or the claim will be forever barred.

27

ARTICLE XVIII
AMENDMENT

The Board may amend or terminate this Plan at any time; provided, however, that no amendment to the Plan may adversely impair the rights of a Participant with respect to outstanding Awards without the Participant’s consent. In addition, an amendment will be contingent on approval of the Company’s stockholders, to the extent required by law or by the rules of any stock exchange on which the Company’s securities are traded or if the amendment would (i) increase the benefits accruing to Participants under the Plan, including without limitation, any amendment to the Plan or any Agreement to permit a repricing or decrease in the exercise price of any outstanding Awards, (ii) increase the aggregate number of shares of Common Stock that may be issued under the Plan, (iii) modify the requirements as to eligibility for participation in the Plan or, (iv) change the performance conditions set forth in Article XII. Additionally, to the extent the Board deems necessary to continue to comply with the performance-based exception to the deduction limits of Code Section 162(m), the Board will submit the material terms of the performance conditions set forth in Article XII to the Company’s stockholders for approval no later than the first stockholder meeting that occurs in the fifth year following the year in which the stockholders previously approved the performance objectives.

The Committee may amend any outstanding Awards to the extent it deems appropriate; provided, however, that no amendment to an outstanding Award may adversely impair the rights of a Participant without the Participant’s consent.

ARTICLE XIX
DURATION OF PLAN

No Award may be granted under this Plan on and after January 7, 2026 (10 years following the Effective Date of the Plan). Awards granted before that date shall remain valid in accordance with their terms.

ARTICLE XX
EFFECTIVE DATE OF PLAN

The Plan is effective on January 7, 2016, the date of its adoption by the Board, contingent, however, on approval of the Plan by the Company’s stockholders within 12 months of such date. If the Plan is not approved by the Company’s stockholders, all Awards granted hereunder shall be forfeited and of no force or effect, but the Prior Plans and the Awards granted thereunder shall continue in effect in accordance with their terms as they existed on or before the Effective Date.

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ARTICLE XXI
OMNIBUS SECTION 409A PROVISION

It is intended that Awards that are granted under the Plan shall be exempt from treatment as “deferred compensation” subject to Section 409A of the Code. Towards that end, all Awards under the Plan are intended to contain such terms as will qualify the Awards for an exemption from Section 409A of the Code. The terms of the Plan and all Awards granted hereunder shall be construed consistent with the foregoing intent. Notwithstanding any other provision hereof, the Committee may amend any outstanding Award without Participant’s consent if, as determined by the Committee in its sole discretion, such amendment is required either to (i) confirm exemption under Section 409A of the Code, (ii) comply with Section 409A of the Code or (iii) prevent the Participant from being subject to any tax or penalty under Section 409A of the Code. Notwithstanding the foregoing, however, neither the Company nor any of its Affiliates nor the Committee shall be liable to a Participant or any other Person if an Award is subject to Section 409A of the Code or the Participant or any other Person is otherwise subject to any additional tax or penalty under Section 409A of the Code. Each Participant is solely responsible for the payment of any tax liability (including any taxes and penalties that may arise under Section 409A of the Code) that may result from an Award.

29

Clientid Eventid MediantControlNumber

Ohr Pharmaceutical, Inc.

2016 Annual Meeting of Stockholders of Ohr Pharmaceutical, Inc.

Date: Tuesday, March 17, 2016
Place: Troutman Sanders LLP, 11682 El Camino Real, San Diego, CA 92130
Time: 10:00 am, Local Time

Please make your marks like this: [X] Use dark black pencil or pen only.

The Board of Directors recommends a vote FOR all the named nominees as directors, and FOR Proposals 2 and 3.

	FOR	WITHHOLD	DIRECTORS RECOMMEND
1. To elect two directors to hold office until the 2019 Annual Meeting of Stockholders;			
01. Ira Greenstein	☐	☐	FOR
02. Orin Hirschman	☐	☐	FOR

	FOR	AGAINST	ABSTAIN	
2. To approve the Ohr Pharmaceutical, Inc. 2016 Consolidated Stock Incentive Plan	☐	☐	☐	FOR
3. To ratify the selection of MaloneBailey, LLP as our independent auditors for the 2016 fiscal year; and	☐	☐	☐	FOR

Authorized Signatures - This section must be completed for your instructions to be executed.

____________________ Please Sign Here

____________________ Please Date Above

____________________ Please Sign Here

____________________ Please Date Above

↑ Please separate carefully at the perforation and return just this portion in the envelope provided. ↑

Ohr Pharmaceutical, Inc.

2016 Annual Meeting of Stockholders of Ohr Pharmaceutical, Inc.
to be held March 17, 2016
for Holders as of January 25, 2016
This Proxy is solicited on behalf of the Board of Directors

INTERNET

Go To:
www.proxypush.com/OHRP

- Cast your vote online.
- **Have your Proxy Card ready.**
- Follow the simple instructions to record your vote.

OR

TELEPHONE

CALL 1-866-206-4393

- Use any touch-tone telephone.
- **Have your Proxy Card ready.**
- Follow the simple recorded instructions.

OR

MAIL

- Mark, sign and date your Proxy Card.
- Detach your Proxy Card.
- Return your Proxy Card in the postage-paid envelope provided.

All votes must be received by 5:00 PM Eastern Time March 16, 2016.

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PROXY TABULATOR FOR
OHR PHARMACEUTICAL, INC.
P.O. BOX 8016
CARY, NC 27512-9903

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